Exhibit 10.17


 [Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.]



 IBM Business Partner Agreement

 Solution Provider Profile
 ----------------------------------------------------------------------------
   We welcome you as an IBM Business Partner-Solution Provider.

   This Profile covers the details of your approval to actively market Products and Services. As our Solution Provider, you enhance Products and Services with your solution to provide Products and Services capable of satisfying the Customer's requirements.

   By signing below, each of us agrees to the terms of the following (collectively called the "Agreement"):

         (a)    this Profile;

         (b)    General Terms (Z125-5478-07 08/2002);

         (c)    the applicable Attachments referred to in this Profile; and

         (d)    the Exhibit.

   This Agreement and its applicable transaction documents are the complete agreement regarding this relationship, and replace any prior oral or written communications between us. Once this Profile is signed, 1) any reproduction of this Agreement or a transaction document made by reliable means (for example, photocopy or facsimile) is considered an original, to the extent permissible under applicable law, and 2) all Products and Services you market and Services you perform under this Agreement are subject to it. If you have not already signed an Agreement for Exchange of Confidential Information (AECI), your signature on this Profile includes your acceptance of the AECI.

   After signing this Profile, please return a copy to the IBM address shown below.


   Revised Profile (yes/no):  YES       Date received by IBM: _______________


                                        Date received by IBM:

 Agreed t:                              Agreed to:
 Jack Henry & Associates, Inc.          International Business
                                        Machines Corporation

 By_____________________________        By_____________________________
      Authorized Signature                   Authorized signature


 Name (type or print):                  Name (type or print):

 Date:                                  Date:

 IBM Business Partner Number: 1004727

 IBM Business Partner address:          IBM address:
     663 W. Highway 60                      4111 Northside Parkway Suite
     Monett, MO  65708                      Atlanta, GA  30327

 ASPID:  18784

  DETAILS OF OUR RELATIONSHIP

  Contract Period Start Date (month/year): 01/03                 Duration: 24


  Relationship Approval/Acceptance of Additional Terms:

  For each approved relationship, each of us agrees to the terms of the following by signing this Profile. Copies of the Attachments are included.

  Approved Relationship                    Applicable       Attachment
                                           (yes/no)

  Solution Provider Attachment                Yes       Z125-5480-05 08/2002
  Complementary Marketing Terms Attachment    Yes       Z125-5498-03 03/2001
  Remarketer Terms Attachment                 Yes       Z125-5497-06 08/2002
  North American Marketing Attachment         Yes       Z125-5891-02 01/2000
  Federal Remarketer Attachment               Yes       Z125-5514-02 05/2002

  Additional Terms

  Federal Certification Attachment            Yes       Z125-5515-02 04/99
  Federal GSA Contract Attachment             No        Z125-6016-00 03/99
  Attachment for Services Marketing
    for Remarketers                           Yes       Z125-5750-00 11/1997
  Attachment for IBM as Subcontractor
    for Services                              Yes       Z125-5718-00 12/97

  Attachment for Network and e-business
    Services for Remarketers                  No        Z125-5744-01 12/2001
  Attachment for ServiceSuite - Remarketer    Yes       Z125-5767-03 01/2001

  Attachment for Finance Services from
  IBM Credit Corporation                      Yes       Z125-5795-04 06/2002
  Marketing of Used Equipment Attachment      Yes       Z125-5595-02 06/2000
  Attachment for Acquisition of IBM Personal
  Computer Products & Services from IBM
  PartnerChoice                               Yes       Z125-6646-01 07/2002
  Internet Service Provider Agreement         Yes       Z125-6130-01 06/2000
  e-business Hosting Services Attachment
  for Remarketers                             No        Z125-6627-01 07/2002


 You are approved to market to: End Users Only

 Approved Only for Development System (yes/no):      NO

 You are approved to use the Products identified in this section, including their associated Programs and peripherals, for development purposes. This section is approval for development use and is not approval to market these Products. The Products and Services section on the next page is approval for both marketing and development.

 Development System Products:

 _________________________________      _____________________________________

 _________________________________      _____________________________________

 _________________________________      _____________________________________

 Product and Service Approval:

 The following Products and Services are listed in the Exhibit. The terms of the Exhibit apply to the Products and Services listed in it.

 When we approve you for Products listed in the Exhibit, you are also approved to market their associated

 Programs and peripherals.

                              Approved to Market
                            under Remarketer Terms

                    Approved to Market under  Acquire  Acquire
                     Complementary Marketing   From    From
                                       Terms   IBM    Distributor    Name of
                                    (yes/no) (yes/no)  (yes/no)      Distributor    Effective Date
 System Types
 1) IBM eServer
    zSeries System/390 (1) (2)           No      No        No      _________________________________
 2) IBM eServer
    pSeries RS/6000 (1)(3)(4)(8)         No      Yes       No      _________________________________
    7040 (1) (3) (4) (5)                 No      No        No      _________________________________
    708X CLUSTER 1300 (1)(3)(5)(8)       No      No        No      _________________________________
    IBM RS/6000 SP (1)(3)(4)(5)          No      No        No      _________________________________
 3) IBM eServer iSeries AS/400 (1)(3)(8)
    9406 (14)                            No      Yes       No      _________________________________
    9406-250 (14)                        N/A     N/A       No      _________________________________
    9406-270 (14)                        No      No        No      _________________________________
 4) IBM Retail Point of
    Sale Products (1)(3)
    4694 Point of Sale Terminal          No      No        No      _________________________________
    4800 SurePOS 700                     No      No        No      _________________________________
    4810 Sure POS 300                    No      No        No      _________________________________
    4835 Netvista Kiosk                  No      No        No      _________________________________
    4840 SurePOS500                      No      No        No      _________________________________
 5) IBM 4614 SureOne (3)                 N/A     No        Yes     AVNET____________________________

 IBM Personal Computer Products (3) (6)
 1) IBM PC Desktop                       N/A     No        Yes     N/A
 2) IBM PC Server                        N/A     No        Yes     N/A
 3) IBM Mobile                           N/A     No        Yes     N/A
 4) PC Features and Options              N/A     No        Yes     N/A

 Additional Products
 1) IBM Network Integration Products (1) No      No        No      _________________________________
 2) 3745 Communications Controller       No      No        No      _________________________________
 3) 3746 Expansion Unit/Controller       No      No        No      _________________________________
 4) Graphics                             No      No        N/A     N/A
 5) Finance Products Category J1         No      No        No      _________________________________
 6) Finance Products Category J2         N/A     Yes       No      _________________________________
 7) IBM Storage Products (3)
    Category S1 Products                 Yes     Yes       No      _________________________________
    Category S2 Products                 Yes     Yes       No      _________________________________
    Category S3 Products                 No      No        No      _________________________________
    Category S5 Products                 Yes     Yes       No      _________________________________
    Category S6 Products                 No      No        No      _________________________________
    Category S7 Products                 No      No        No      _________________________________
    Category S9 Products                 Yes     Yes       No      _________________________________
 8) IBM 8690 Kiosk (5)                   No      N/A       N/A     N/A
 9) IBM 389X Document Processors         No      N/A       N/A     N/A
 10) Multimedia                          No      N/A       N/A     N/A
 11) IBM Printing Systems Products
     Industrial                          N/A     No        No      _________________________________
     Workgroup                           N/A     No        No      _________________________________
     Production                          N/A     No        No      _________________________________
     Software                            N/A     No        No      _________________________________
     Availability Services               N/A     No        No      _________________________________
     Professional Services               N/A     No        No      _________________________________


                          Approved to Market
                      under Remarketer Terms

                    Approved to Market under  Acquire  Acquire
                     Complementary Marketing   From    From
                                       Terms   IBM    Distributor    Name of
                                    (yes/no) (yes/no)  (yes/no)      Distributor    Effective Date

   Software Only
 1) Tivoli Enterprise Software
    Category SWI Dl- Tivoli
    Storage Mgt Software                         NO        NO      _________________________________
    Category SWI D2- Tivoli
    Storage Mgt SW                               NO        NO      _________________________________
 2) IBM Voice Systems Software
    Category SW2AI-IBM Voice
    Systems Software Technologies        NO      NO        NO      _________________________________
 3) S/390 and zSeries IPLA Software
     Category SW3AI-Data Management Tools        NO        NO      _________________________________
     Category SW3BI -Application and
     Integration Middleware                      NO        NO      _________________________________
     Category SW3CI-Tivoli Products              NO        NO      _________________________________

 (1) When we approve you to market these Products you are also approved for IBM Personal Computer and associated Products included in the IBM
     Business Partner Exhibit as listed in PARTNERlnfo.
 (2) When we approve you to market these Products, you are also approved to market the associated Programs under complementary marketing terms.
     Unless specified otherwise, these Programs are not available for marketing under remarketer terms.
 (3) These Products (including Used Equipment) are eligible for marketing under the terms of the North American Marketing Attachment.
     Used Equipment is not eligible for export.

   For Products and Services we specify under "Approved to Market Under Remarketer Terms", we will specify if you are approved to acquire such Products and Services from us or from the Distributor we specify in this Profile (personal computer Products may be acquired from any IBM Remarketer).

   For Products and Services we specify you acquire from us, we may specify in your Exhibit that you acquire the Products and Services from a supplier instead of from us. When you acquire the Products and Services from a Distributor or supplier, the terms of the Agreement relating to your acquisition of Products and Services directly from us (for example, terms relating to the return of Products and Services, and terms relating to the ordering of Products and Services) are not applicable. All other terms apply.

                                               Approved to Market
                                               under Complementary
                                                 Marketing Terms

                                                  (yes/no) (7)
   Non-IBM Products
   1) Local Vendor (LVP) Products (9)                    NO

   IBM CAD/CAM Programs
   1) CATIA (10) (11)                                    NO
   2) IGES Processor/6000                                NO
   3) Numerical Control PostProcessor Generator          NO
   4) Product Manager (10)                               NO
   5) ENOVIA (10) (11)                                   NO

     You are also approved for the programs (if any) listed below:

      _______________________________________________________________________
      _______________________________________________________________________

  (4) Your approval to market the IBM eServer p Series RS/6000 is a prerequisite for approval to market the RS/6000 SP and the IBM pSeries RS/6000 7040. However, approval for the pSeries RS/6000 does not constitute approval for you to market the RS/6000 SP or the pSeries RS/6000 7040.
  (5)  Not available for Central Order. A Project Form is required.
  (6) These Products have unique revenue requirements to enable direct acquisition from IBM.
  (7) Approval for the System or lndustry Product includes approval for the programs, peripherals and other offerings associated with it. This excludes the programs listed in the Application Programs section of this Profile, for which specific approval is required.
  (8) When marketing under the Complementary Marketing Terms, a Project Form is not required when marketing with an eligible value added enhancement.
  (9)  We will specify each LVP Product that applies to you.
 (10)  A Complex Operating Environment addendum must be completed.
 (11)  Registered trademark of Dassault Systemes of America.
 (12) You may market these Services to an End User without the requirement to have marketed a Machine or Program to the End User.
 (13)  The terms for remarketing Services (other than shrink-wrap
       Services) are contained in other documents which we provide to you.
 (14) Your approval to market the IBM eServer iSeries 9406 is also approval to market the iSeries AS/400 9406-250 which may only be acquired from a Distributor, and the 9406-270. However, approval to market the iSeries 9406-250 or the 9406-2 70 does not constitute approval for you to market the IBM eServer iSeries 9406.
 (15) Approvals in these categories permit the marketing of Services specified on the Exhibit, independent of a system sale and hardware Value Added Enhancement (VAE). There is also no requirement for a separate Services VAE.



                                      Approved to Market   Approved to Market
                                      under Complementary  under Remarketer
                                        Marketing Terms         Terms
                                            (yeslno)           (yes/no)
 IBM Global Services (12) (13)
   1) Integrated Technology Services
     a) Maintenance Services                     NO               NO
     b) Software Services (15)                   NO               NO
     c) Site & Connectivity Services (15)        NO               NO
     d) Backup and Recovery Services             NO               NO
   2) Managed e-business Services                NO               NO
     a) Managed Data Network Services            NO               NO
     b) e-business Hosting
        Interchange Services for e-business      NO               NO
        Hosting Services for e-business          NO               NO
     c) SHOWBBS                                  NO               NO
     d) Software Mall                            NO               NO
   3) Learning Services                          N/A              NO
   4) Business Innovation Services               N/A              NO

   Certified Products you are approved to market.

   _________________________________      ___________________________________

   _________________________________      ___________________________________

   _________________________________      ___________________________________



   Exclusions, if applicable:

   Although included by reference in Product and Services approval, you are not approved to market these individual Products or Services.


   Minimum Attainment:

       Product/Service            Volume/Revenue          Measurement
                                                          Period Dates
       Storage, iSeries. pSeries     $2000000        01/01/2003 to 12/31/2004
       _________________________     ________        ________________________
       _________________________     ________        ________________________
       _________________________     ________        ________________________


   Locations:
     Loc. lD   Location (street address, city, state, ZlP code)
     31422     404 Camino Del Rio South
               San Diego, CA 92108

     Loc. lD   Location (street address, city, state, Zip code)
     62707     663 W Highway 60
               Monett, MO 65708

    Your Commitment, if applicable:

 This section identifies by System Type/System Unit or IBM Managed e-business Services (Eligible Products) as applicable, your Annual System Revenue Performance (ASRP) Commitment (Revenue Commitment) and the Applicable Discount Percentage. At your request we will review your revenue attainment at any time to determine if you qualify for a higher Applicable Discount Percentage.

 After each annual measurement period, IBM will review your revenue attainment by Eligible Product. lf your revenue attainment is less than your Revenue Commitment, your Applicable Discount Percentage will be adjusted downward to the appropriate level. lf your revenue attainment is greater than your Revenue Commitment, your Applicable Discount Percentage will be adjusted upward as appropriate.


        Eligible            Revenue       Applicable Discount
        Products            Commitment          Percentage
                            (annual)
        ----------------------------------------------------------
        IBM pSeries            [*]                 [*]%
        RS/6000 (1)                     Federal (2) Discount for:
                                        Machines  *% Programs   *%
        ----------------------------------------------------------
        IBM Series             [*]                 [*]%
        AS/400: (1)
        ----------------------------------------------------------
        IBM Storage           Entry     Cat SI & S6 *%  Cat S2  *%
        Products                        Cat S3     ___  Cat 57 ___
        ----------------------------------------------------------
        IBM Point of Sale      N/A           ______________
        Products (1)
        ----------------------------------------------------------

 This section identifies your Revenue Commitment and the applicable discount percentage. At your request we will review your revenue attainment against your Revenue Commitment at any time to determine if you qualify for a higher applicable discount percentage.

 After each measurement period, IBM will review your revenue attainment.
 If your revenue attainment is less than your Revenue Commitment, your applicable discount percentage will be adjusted downward to the appropriate level. Additionally, if your revenue attainment is greater than your Revenue Commitment, your applicable discount percentage will be adjusted upward as appropriate.

              --------------------------------------------------
              IBM Network     Revenue      Applicable Additional
              Integration     Commitment    Discount Percentage
              Products        (Annual)              (3)

                                 N/A          ______________

              --------------------------------------------------
              IBM 3746          Revenue         Applicable
              Communications   Commitment        Discount
              Controller        (Annual)        Percentage

                                N/A           _______________

              --------------------------------------------------
              Managed           Revenue         Applicable
              e-business       Commitment        Discount
              Services            for           Percentage
                                Contract
                                Period

                                N/A          ________________

              --------------------------------------------------
 (1) Your ASRP Commitment is the aggregate of such Commitment for the U.S. and Canada. Your Applicable Discount Percentage is based on the aggregate of your ASRP Commitment for the U.S. and Canada.
 (2) The Products eligible for the Federal discount are identified in the IBM Business Partner Exhibit.
 (3) The Products eligible for the Applicable Additional Discount Percentage are identified in the Business Partner Exhibit

   Assignment of Warranty Service Responsibility, if applicable:

   You assign to us, or an IBM Premier Personal Computer Servicer, Warranty Service responsibility for the following Machines.

   Type/Model      Type/Model      Type/Model      Type/Model
   ----------      ----------      ----------      ----------
   ______________  ______________  ______________  ________________
   ______________  ______________  ______________  ________________
   ______________  ______________  ______________  ________________
   ______________  ______________  ______________  ________________

   Unless you are assigning to us, please specify the name of the IBM Premier Personal Computer Servicer:

   ________________________________________________________________



 Value Added Enhancement Descriptions:

 The following is a description of each of your value added enhancements, including an indication of the relationship (Complementary or Remarketer) to which it pertains.

   See attached (VAEATT)

 IBM Business Partner Agreement -

 General Terms
 ----------------------------------------------------------------------------



                               Table of Contents

          Section        Title                                  Page

             1.      Definitions                                  2

             2.      Agreement Structure and Contract Duration    3

             3.      Our Relationship                             4

             4.      Status Change                                6

             5.      Confidential Information                     6

             6.      Marketing Funds and Promotional Offerings    6

             7.      Production Status                            6

             8.      Patents and Copyrights                       6

             9.      Liability                                    7

            10.      Trademarks                                   8

            11.      Changes to the Agreement Terms               8

            12.      Internal Use Products                        8

            13.      Demonstration, Development and Evaluation
                     Products                                     9

            14.      Electronic Communications                    9

            15.      Geographic Scope                             9

            16.      Governing Law                                9

 IBM Business Partner Agreement -

 General Terms
 ----------------------------------------------------------------------------

 1.  Definitions

     Business Partner is a business entity which is approved by us to market Products and Services under this Agreement.

     Customer is either an End User or a Remarketer. We specify in your Profile if we approve you to market to End Users or Remarketers, or both.

     End User is anyone, who is not part of the Enterprise of which you are a part, who uses Services or acquires Products for its own use and not for resale.

     Enterprise is any legal entity (such as a corporation) and the subsidiaries it owns by more than 50 percent.

     Licensed Internal Code (LIC) is Machine Code used by certain Machines IBM specifies (Specific Machines).

     Machine is a machine, its features, conversions, upgrades, elements, accessories, or any combination of them. The term "Machine" includes an IBM Machine and any non-IBM Machine (including other equipment) that we approve you to market.

     Machine Code is micro code, basic input/output system code (BIOS), utility programs, device drivers, and diagnostics delivered by an IBM Machine.

     Product is a Machine or Program, that we approve you to market, as we specify in your Profile.

     Program is an IBM Program or a non-IBM Program provided by us, under its applicable license terms, that we approve you to market. The term "Program" does not include LIC or Machine Code.

     Related Company is any corporation, company or other business entity:
     1. more than 50 percent of whose voting shares are owned or controlled, directly or indirectly, by either of us, or
     2. which owns or controls, directly or indirectly, more than 50 percent of the voting shares of either of us, or
     3. more than 50 percent of whose voting shares are under common ownership or control, directly or indirectly, with the voting shares of either of us.

     However, any such corporation, company or other business entity is considered to be a Related Company only so long as such ownership or control exists. "Voting shares" are outstanding shares or securities representing the right to vote for the election of directors or other managing authority.

     Remarketer is a business entity which acquires Products and Services, as applicable, for the purpose of marketing.

     Service is performance of a task, provision of advice and counsel, assistance, support or access to a resource (such as a network and associated enhanced communication and support) that we approve you to market.


 2.  Agreement Structure and Contract Duration

     Profiles

     We specify the details of our relationship (for example, the type of Business Partner you are) in a document called a "Profile." Each of us agrees to the terms of the Profile, the General Terms, the applicable Attachments referred to in the Profile, and the Exhibit (collectively called the "Agreement") by signing the Profile.

     General Terms

     The General Terms apply to all of our Business Partners.

     Attachments

     We describe, in a document entitled an "Attachment", additional terms that apply. Attachments may include, for example, terms that apply to the method of Product distribution (Remarketer Terms Attachment or Complementary Marketing Terms Attachment) and terms that apply to the type of Business Partner you are, for example, the terms that apply to a Distributor relationship as described in the Distributor Attachment. We specify in your Profile the Attachments that apply.

     Exhibits

     We describe in an Exhibit, specific information about Products and Services, for example, the list of Products and Services you may market, and warranty information about the Products.

     Transaction Documents

     We will provide to you the appropriate "transaction documents." The following are examples of transaction documents, with examples of the information and responsibilities they may contain:

     1. invoices (item, quantity, payment terms and amount due); and
     2. order acknowledgements (confirmation of Products and quantities ordered).

     Conflicting Terms

     If there is a conflict among the terms in the various documents, the terms of:

     1. a transaction document prevail over those of all the documents;
     2. an Exhibit prevail over the terms of the Profile, Attachments and the General Terms;
     3. a Profile prevail over the terms of an Attachment and the General Terms; and
     4. an Attachment prevail over the terms of the General Terms.

     If there is an order of precedence within a type of document, such order will be stated in the document (for example, the terms of the Distributor Attachment prevail over the terms of the Remarketer Terms Attachment, and will be so stated in the Distributor Attachment).

     Our Acceptance of Your Order

     Products and Services become subject to this Agreement when we accept your order by:

     1. sending you a transaction document; or

     2. providing the Products or Services.

     Acceptance of the Terms in a Transaction Document

     You accept the terms in a transaction document by doing any of the following:

     1. signing it (those requiring a signature must be signed);

     2. accepting the Product or Services;

     3. providing the Product or Services to your Customer; or

     4. making any payment for the Product or Services.

     Contract Duration

     We specify the contract start date and the duration in your Profile. Unless we specify otherwise in writing, the Agreement will be renewed automatically for subsequent two year periods. However, you may advise us in writing not to renew the Agreement. Each of us is responsible to provide the other three months written notice if this Agreement will not be renewed.


 3.  Our Relationship

     Responsibilities

     Each of us agrees that:

    1. both of us are independent contractors, and this Agreement is non-exclusive. Neither of us is a legal representative or legal agent of the other. Neither of us is legally a partner of the other (for example, neither of us is responsible for debts incurred by the other), and neither of us is an employee or franchise of the other, nor does this Agreement create a joint venture between us;

    2. each of us is responsible for our own expenses regarding fulfillment of our responsibilities and obligations under the terms of this Agreement;

    3. neither of us will disclose the terms of this Agreement, unless both of us agree in writing to do so, or unless required by law;

    4. neither of us will assume or create any obligations on behalf of the other or make any representations or warranties about the other, other than those authorized;

    5. any terms of this Agreement, which by their nature extend beyond the date this Agreement ends, remain in effect until fulfilled and apply to respective successors and assignees;

    6. we may withdraw a Product or Service from marketing at any time;

    7. we will allow the other a reasonable opportunity to comply before it claims the other has not met its obligations, unless we specify otherwise in the Agreement;

    8. neither of us will bring a legal action against the other more than two years after the cause of action arose, unless otherwise provided by local law without the possibility of contractual waiver;

    9. failure by either of us to insist on strict performance or to exercise a right when entitled does not prevent either of us from doing so at a later time, either in relation to that default or any subsequent one;

   10. neither of us is responsible for failure to fulfill obligations due to causes beyond the reasonable control of either of us;


   11. IBM reserves the right to assign, in whole or in part, this Agreement, to a Related Company, but may assign its rights to payment or orders to any third party;

   12. IBM does not guarantee the results of any of its marketing plans;

   13. each of us will comply with all applicable laws and regulations (such as those governing consumer transactions); and

   14. if any provision of this Agreement is determined to be invalid or otherwise unenforceable, such provision will be deemed deleted from this Agreement, while the remainder of this Agreement will remain in full force and effect as written.

     Other Responsibilities

     You agree:

    1. to be responsible for customer satisfaction for all your activities, and to participate in customer satisfaction programs as we determine;

    2. that your rights under this Agreement are not property rights and, therefore, you can not transfer them to anyone else or encumber them in any way. For example, you can not sell your approval to market our Products or Services or your rights to use our Trademarks;

    3. to maintain the criteria we specified when we approved you;

    4. to achieve and maintain the certification requirements for the Products and Services you are approved to market, as we specify in your Profile;

    5. not to assign or otherwise transfer this Agreement, your rights under this Agreement, or any of its approvals, or delegate any duties, unless expressly permitted to do so in this Agreement. Otherwise, any attempt to do so is void;

    6. to conduct business activities with us (including placing orders) which we specify in the operations guide, using our automated electronic system if available. You agree to pay all your expenses associated with it such as your equipment and communication costs;

    7. that when we provide you with access to our information systems, it is only in support of your marketing activities. Programs we provide to you for your use with our information systems, which are in support of your marketing activities, are subject to the terms of their applicable license agreements, except you may not transfer them;

    8. to promptly provide us with documents we may require from you or the End User (for example, our license agreement signed by the End User) when applicable;

    9. that you will not offer or make payments or gifts (monetary or otherwise) to anyone for the purpose of wrongfully influencing decisions in favor of IBM, directly or indirectly. IBM may terminate this Agreement immediately in case of 1) a breach of this clause or
       2) when IBM reasonably believes such a breach has occurred, or is likely to occur;

   10. that your conduct under this Agreement will be consistent with the antiboycott laws and regulations of the United States; and

   11. International Business Machines Corporation and entities within its Enterprise are allowed to store and use your contact information, including names, phone numbers and e-mail addresses, anywhere they do business. Such information will be processed and used in connection with our business relationship, and may be provided to contractors, Business Partners, and assignees of International Business Machines Corporation and entities within its Enterprise for uses consistent with their collective business activities, including communicating with you (for example, for processing orders, for promotions and for market research).

     Our Review of Your Compliance with this Agreement

     We may periodically review your compliance with this Agreement. You agree to provide us with relevant records on request. We may reproduce and retain copies of these records. We, or an independent auditor, may conduct a review of your compliance with this Agreement on your premises during your normal business hours.

     If, during our review of your compliance with this Agreement, we find you have materially breached the terms of this relationship, in addition to our rights under law and the terms of this Agreement, for transactions that are the subject of the breach, you agree to refund the amount equal to the discount (or fee, if applicable) we gave you for the Products or Services or we may offset any amounts due to you from us.


 4.  Status Change

     You agree to give us prompt written notice (unless precluded by law or regulation) of any change or anticipated change in your financial condition, business structure, or operating environment (for example, a material change in equity ownership or management or any substantive change to information supplied in your application). Upon notification of such change, (or in the event of failure to give notice of such change) IBM may, at its sole discretion, immediately terminate this Agreement.


 5.  Confidential Information
     With reference to the IBM Agreement for Exchange of Confidential Information, the following is confidential information (Information):

    1. all information IBM marks or otherwise states to be confidential;

    2. any information we identify as "Confidential" on a Web site. Your access of such information is considered your agreement to accept it as confidential;

    3. any of the following prepared or provided by IBM:

       a. sales leads,
       b. information regarding prospects or Customers,
       c. unannounced information about Products and Services,
       d. business plans, or
       e. market intelligence;

    4. any of the following written information you provide to us on our request and which you mark as confidential:

       a. reporting data,
       b. financial data,
       c. the business plan,
       d. customer satisfaction data; or
       e. sales information.

     All other  information exchanged between  us is nonconfidential,  unless
     disclosed  as   specified  in  the   IBM  Agreement   for  Exchange   of
     Confidential Information.


 6.  Marketing Funds and Promotional Offerings

     We may provide marketing funds and promotional offerings to you. If we do, you agree to use them according to our guidelines and to maintain records of your activities regarding the use of such funds and offerings for three years. We may withdraw or recover marketing funds and promotional offerings from you if you breach any terms of the Agreement. Upon notification of termination of the Agreement, marketing funds and promotional offerings will no longer be available for use by you, unless we specify otherwise in writing.


 7.  Production Status

     Each IBM Machine is manufactured from new parts, or new and used parts. In some cases, the IBM Machine may not be new and may have been previously installed. Regardless of the IBM Machine's production status, our appropriate warranty terms apply. You agree to inform your

     Customer of these terms in writing (for example, in your proposal or brochure).


 8.  Patents and Copyrights

     For the purpose of this section only, the term Product includes, if applicable, Licensed Internal Code and Machine Code.

     If a third party claims that a Product we provide under this Agreement infringes that party's patents or copyrights, we will defend you against that claim at our expense and pay all costs, damages, and attorneys' fees that a court finally awards, or that are included in a settlement approved by IBM, provided that you:

    1. promptly notify us in writing of the claim; and

    2. allow us to control, and cooperate with us in, the defense and any related settlement negotiations.

     If you maintain an inventory, and such a claim is made or appears likely to be made about a Product in your inventory, you agree to permit us either to enable you to continue to market and use the Product, or to modify or replace it with one that is at least functionally. equivalent. If we determine that none of these alternatives is reasonably available, you agree to return the Product to us on our written request. We will then give you a credit, as we determine, which will be either 1) the price you paid us for the Product (less any price-reduction credit), or 2) the depreciated price.

     This  is   our  entire  obligation  to   you  regarding  any  claim   of
     infringement.

     Claims for Which We Are Not Responsible

     We have no obligation regarding any claim based on any of the following:

    1. anything you provide which is incorporated into a Product;

    2. your modification of a Product, or a Program's use in other than its specified operating environment;

    3. the combination, operation, or use of a Product with any Products not provided by us as a system, or the combination, operation, or use of a Product with any product, data, apparatus or business method that we did not provide; or

    4. infringement   by  a  non-IBM  Product   alone,  as  opposed  to   its
       combination with Products we provide to you as a system.


 9.  Liability

     Circumstances may arise where, because of a default or other liability, one of us is entitled to recover damages from the other. In each such instance, regardless of the basis on which damages can be claimed, the following terms apply as your exclusive remedy and our exclusive liability.


     Our Liability

     IBM is responsible only for:

    1. payments referred to in the "Patents and Copyrights" section above;

    2. bodily injury (including death), and damage to real property and tangible personal property caused by our Products; and

    3. the amount of any other actual loss or damage, up to the greater of $100,000 or the charges (if recurring, 12 months' charges apply) for the Product or Service that is the subject of the claim.

     Items for Which We Are Not Liable

     Under no circumstances (except as required by law) is IBM, its subcontractors, or Program developers liable for any of the following even if informed of their possibility:

    1. third-party  claims against you  for damages (other  than those  under
       the   first  two  items   above  in  the   subsection  entitled   'Our
       Liability');

    2. loss of, or damage to, your records or data; or

    3. special,  incidental,  or  indirect  damages,  or  for  any   economic
       consequential damages or lost profits, business, revenue, goodwill or anticipated savings.


     Your Liability

     In addition to damages for which you are liable under law and the terms of this Agreement, you will indemnify us for claims made against us by others (particularly regarding statements, representations, or warranties not authorized by us) arising out of your conduct under this Agreement or as a result of your relations with anyone else.


 10. Trademarks

     We will notify you in writing of the applicable Business Partner title and emblem which you are authorized to use. We will provide you with written guidelines, which may periodically modify, regarding the use of the Business Partner title and emblem. You may not modify the emblem in any way. You may use our Trademarks (which include the title, emblem, IBM trade marks and service marks) only:

    1. within the geographic scope of this Agreement;

    2. in  association with Products and Services  we approve you to  market;
       and

    3. as described in the written guidelines provided to you.

     The  royalty   normally  associated  with   non-exclusive  use  of   the
     Trademarks  will  be  waived,  since  the  use  of  this  asset  is   in
     conjunction with marketing activities for Products and Services.

     You agree to promptly modify, at your expense, any advertising or promotional materials that do not comply with our guidelines. If you receive any complaints about your use of a Trademark, you agree to promptly notify us. When this Agreement ends, you agree to promptly stop using our Trademarks. If you do not, you agree to pay any expenses and fees we incur in getting you to stop.

     You agree not to register or use any mark that is confusingly similar to any of our Trademarks.

     Our Trademarks, and any goodwill resulting from your use of them, belong to us.


 11. Changes to the Agreement Terms

     We may change the terms of this Agreement by giving you one month's written notice.

     We may, however, change the following terms without advance notice:

    1. those we specify in this Agreement as not requiring advance notice;

    2. those of the Exhibit unless otherwise limited by this Agreement; and

    3. those relating to safety and security.

     Otherwise, for any other change to be valid, both of us must agree in writing. Changes are not retroactive. Additional or different terms in any written communication from you (such as an order), are void.


 12. Internal Use Products

      You may acquire Products you are approved to market for your internal use within your Business Partner operations. Except for personal computer Products, you are required to advise us when you order Products for your internal use.

      We will specify in your Exhibit the discount or price, as applicable, at which you may acquire the Products for internal use. Such Products do not count, unless we specify otherwise in the Exhibit, toward 1) your minimum annual attainment, 2) determination of your discount or price, as applicable, or 3) determining your marketing or promotional funds.

      Any value added enhancement or systems integration services otherwise required by your relationship is not applicable when you acquire Products for internal use. You must retain such Products for a minimum of 12 months, unless we specify otherwise in the Exhibit. Products acquired for internal use may not be used for work-for-charge.


    13. Demonstration, Development and Evaluation Products

        You may acquire Products you are approved to market for demonstration, development and evaluation purposes, unless we specify otherwise in the Exhibit. Such Products must be used primarily in support of your Product marketing activities. Additionally, such Products do not count unless we specify otherwise in the Exhibit, toward 1) your minimum annual attainment, 2)
        determination of your discount or price, as applicable, or 3) determining your marketing or promotional funds.

        We will specify in your Exhibit the Products we make available to you for such purposes, the applicable discount or price, and the maximum quantity of such Products you may acquire and the period they are to be retained. The maximum number of input/output devices you may acquire is the number supported by the system to which they attach.

        If you acquired the maximum quantity of Machines, you may still acquire a field upgrade, if available.

        We may decrease the discount we provide for such Products on one month's written notice.

        You may make these Products available to a Customer for the purpose of demonstration and evaluation. Such Products may be provided to an End User for no more than three months. For a Program, you agree to ensure the Customer has been advised of the requirement to accept the terms of a license agreement before using the Program. Products acquired for demonstration, development and evaluation use may not be used for work-for-charge.


    14. Electronic Communications

        Each of us may communicate with the other by electronic means, and such communication is acceptable as a signed writing to the extent permissible under applicable law. Both of us agree that for all electronic communications, an identification code (called a "user ID") contained in an electronic document is sufficient to verify the sender's identity and the document's authenticity.


    15. Geographic Scope

        The rights, duties and obligations of both of us are valid only in the United States and Puerto Rico.


    16. Governing Law

        The laws of the State of New York will govern, construe, and enforce all the rights, duties and obligations arising under, or relating in any manner to, the subject matter of this Agreement, notwithstanding conflicts of laws principles.

        The "United Nations Convention on Contracts for the International Sale of Goods" does not apply.

 IBM Business Partner Agreement
 Solution Provider Attachment
 ----------------------------------------------------------------------------

 These terms prevail over and are in addition to or modify the Remarketer Terms Attachment and the Complementary Marketing Terms Attachment.


 1.     Marketing Approval

     You may be approved as a Solution Provider under a remarketer relationship or under a complementary marketing relationship, or both. If we approve you to market the same Products and Services under both remarketer and complementary marketing terms, all transactions will be under remarketer terms. You may unilaterally elect not to participate under remarketer terms for a specific transaction or business segment by providing us a signed IBM Business Partner Statement of Election. If you meet the requirements of the Marketing Approval section of the Complementary Marketing Terms Attachment, you may participate under those terms.

     We may specify the specific industry codes to which you may market Products and Services. If we do so, you agree to comply.


 2.  Value Added Enhancement

     For Products we specify in the Exhibit, you are required to have a solution which is a value added enhancement that we approve and specify on your Profile and which significantly adds to the Product's function and capability.

     You agree to market Products and Services only with your approved value added enhancement as part of an integrated solution for End Users. Certain Products we specify do not require a value added enhancement.

     In the event we withdraw approval of your value added enhancement, we also withdraw your approval as an IBM Business Partner for that value added enhancement.

     We may, at any time, modify the criteria for approval of your value added enhancement. You are responsible to modify your value added enhancement to meet these criteria.

     You agree to market Products, including processor upgrades requiring a processor serial number change, to only End Users for whom your value added enhancement is their primary reason for acquiring the Products, and who intend the on-going use of such enhancement. A sale to an End User without a value added enhancement, when required, is a material breach of the Agreement.

     However, your value added enhancement is not required to be the End User's primary reason for acquiring upgrades to systems you previously installed with your enhancement and where your enhancement is still in productive use. Upgrades include processor upgrades (non-serial number change), peripherals and programs.

     Unless we specify otherwise in writing, you may market upgrades only to those End Users where you have installed your value added enhancement, and who intend on-going use of that value added enhancement.


 3.  Your Responsibilities To IBM

     You agree:

   1. to develop a mutually acceptable business plan with us, if we require one. Such plan will document each of our marketing plans as they apply to our relationship. We will review the plan, at a minimum, once a year;

   2. that, unless precluded by applicable law, one of the requirements for you to retain this relationship is that you achieve the minimum attainment we specify in your Profile;

   3. to order Products and Services, as we specify in the operations guide;

   4. to maintain trained personnel, as we specify in your Profile or Exhibit, as applicable;

   5. to provide us, on our request, relevant financial information about your business so we may, for example, use this information in our consideration to extend credit terms to you;

   6. to have access to the Products you are approved to market for 1) demonstration purposes, 2) providing support to your End Users and 3) supporting your value added enhancement; and

   7. to maintain the capability to demonstrate Products we approve you to market.


 4.  Your Responsibilities To End Users
     When you market Products and Services under complementary marketing terms, items 10 and 11 do not apply and items 2 and 5 only apply when you use our central order facility.

     You agree to:

     1. assist the End User to achieve productive use of your solution and the Products and Services you marketed;

     2. configure Products we approve you to market. On your request, we may assist you;

     3. identify and select the required technology based upon the End User's requirements, and confirm that the Product configuration is fully capable of the satisfactory performance of your solution;

     4. not make representations that IBM is responsible for the Products' configuration and their ability to satisfy the End User's requirements;

     5. advise the End User of Product installation requirements;

     6. develop a plan, agreed to by the End User, for installation and post-installation support for the offering you market. For Products and Services we approve you to market, such support includes your being the primary contact for Product and Services information, technical advice and operational advice associated with the offering.

        However, you may delegate these support responsibilities for Products and any other associated products to another IBM Business Partner who is approved to market such Products. If you do, you retain customer satisfaction responsibility. Alternatively, such support responsibilities will be provided by IBM if you market the applicable IBM Services to the End User. If you do, we assume customer satisfaction responsibility for such support;

     7. assist the End User in Product problem determination and resolution, unless this responsibility is delegated as specified in item 6 above;

     8. give written notice to the End User of any modification you make to a Product and the name of the warranty service provider and advise that such modification may void the warranty for the Product;

     9. support the End User in planning fulfillment of Product training and education requirements, including informing the End User of educational offerings, as applicable;

    10. inform the End User that the sales receipt (or other documentation such as Proof of Entitlement, if it is required) will be necessary for proof of warranty entitlement or for Program upgrades;

    11. provide warranty information to the End User; and

    12. upon our request, for Products and Services we specify, participate
        in or conduct solution and   system assurance

 IBM Business Partner Agreement
 Complementary Marketing Terms Attachment
 ----------------------------------------------------------------------------

 1.  Our Relationship

     As our IBM Business Partner under the complementary marketing terms, you market to End Users the Products and Services we approve you to market on our behalf at prices and terms established by IBM. We manage the Product ordering process from ordering to delivery. We pay you a fee as we specify in your Exhibit.

 2.  Marketing Approval

     You may market Products and Services to an End User as specified 1) in a Project Form we provide to you or, when we approve in writing, one we receive from you, or 2) in the non-exclusive territory we specify in a Territory Supplement.

     You may market Products and Services to an End User for a period of three months unless we specify otherwise in a Project Form, or as long as the End User is specified in your Territory Supplement.

     If you are a Solution Provider, you may market Products and Services to an End User without our approval of a Project Form if you submit the End User's order directly to our central order facility. However, for a specific End User opportunity, you may not use our central order facility if you 1) have a Project Form in effect or 2) have submitted one to us and we have not responded.

     In addition, if you are a Solution Provider, you may market Products and Services to an End User without our approval of a Project Form when
     1) the Machine is an AS/400 or RS/6OOO (excluding POWERparallel Systems
     SP2), and 2) we specify in your Profile that the value added enhancement you market is eligible. You agree that, if we accept fee requests from other Solution Providers for the same opportunity, we may split the fee between you and them.

     We may withdraw, in writing, our approval for you to market to an End User or remove an End User from your territory for any of the following reasons and, if we do. you agree to stop your marketing activities with the End User:

     1. we decide not to accept the order (for example, if the End User's credit is inadequate);

     2.    the End User cancels the order;

     3. the End User makes a firm commitment to another vendor for the Products and Services;

     4.    you or the End User requests termination of the approval; or

     5. we determine, during our periodic reviews, that your sales progress with the opportunity is not satisfactory.

 3.  Your Responsibilities To IBM

     You agree to:

     1. actively market Products and Services;

     2. upon our request, participate in configuration, solution assurance, and system assurance reviews;

     3. distinguish to the End User between those activities you perform on your own behalf and those you perform on IBM's behalf;

     4. advise us of the Product's planned installation dates and dependencies;

     5. as required, prepare IBM documents, provide them to the End User and, if applicable, secure the End User's signature on such documents, and promptly provide them to us; and

     6. assist us on our request in the collection of the accounts receivable for Products and Services for which you earned a fee.

 4.  Your Responsibilities To End Users

  You agree to provide support to your End User for 1) the period specified on the Project Form or your Territory Supplement, 2) for one year if you used our central order facility, or 3) for six months if the value added enhancement you market is eligible.

 5.  Fees and Compensation

  We may increase fees or compensation at any time. We may decrease fees or compensation on one month's written notice.

  You earn your fee on the date of our invoice to the End User. We will pay you within one month after you earn your fee and we receive your request, formatted as we specify in the operations guide. If we do not receive your request within four months from when you earn your fee, no payment will be made. You are only entitled to compensation for orders IBM accepts during the contract duration.

  You agree to reimburse us the applicable fees we paid to you, if for any reason the Product you marketed is returned to us or a Service is terminated within three months of the date the payment from the End User was due us. The reimbursement may be prorated if the Product or Service is on a recurring charge basis.

  We periodically reconcile amounts we paid you to amounts you actually earned. We may deduct amounts due us from future payments we make to you, or ask you to pay amounts due us. Each of us agrees to promptly pay the other any amounts due.

  In addition to any other rights under law or this Agreement, we may recover fees paid to you for an amount equal to our loss or damage we suffer as a result of your breach of the terms of the Agreement.

  If any authority requires us to include in our invoice to you, a duty, tax, levy or fee, which they impose, excluding those based on our net income, upon any transaction under this Agreement, then you agree to pay that amount as specified in the invoice.

 6.  Marketing of Services

  If you marketed a Product to an End User under this Agreement, or if you are approved in your Profile to market a Service, you may, as we specify in the Exhibit, either market Services, or provide a qualified lead to us so that we may market Services to the End User on any machine or program and receive a fee from us. We provide Services to the End User under the terms of our applicable agreement, signed by the End User.

  You will receive a fee for a lead when it 1) is submitted on the form we provide to you, 2) is for an opportunity which is not known to us, and 3) results in the End User ordering the Service from us within six months from the date we received the lead.

  Alternatively, you will receive a fee for marketing when 1) you identify the opportunity and perform the marketing activities, 2) you provide us with the order and any required documents signed by the End User, and 3) if a standard Statement of Work is used, there are no changes and no marketing assistance from us is required.

  You may market Services on eligible non-IBM Products regardless of whether you marketed a Machine or Program to the End User.

  We will not pay you a fee if 1) the Machine or Program is already under applicable Service, 2) we have an agreement with the End User to place the Machine or Program under the applicable Service, or 3) if the Service was terminated by the End User within the last six months.

 7.  Marketing of Financing

     If we approve you on your Profile, you may market our Financing Services for Products and Services and any associated products and services you market to the End User. If you market our Financing Services, we will pay you a fee as we specify in your Territory Supplement or the Exhibit.

     We provide Financing Services to the End User under the terms of our applicable agreements signed by the End User. You agree, that for the items that will be financed, 1) you will promptly provide us any required documents including invoices, with serial numbers, if applicable, 2) the supplier will transfer clear title to us, and 3) you will not transfer to us any obligations under your agreements with the End User.

     We will pay you or the supplier when the End User has initiated financing and acknowledged acceptance of the items being financed.


 8.  Ending the Agreement

     Either of us may terminate this Agreement, with or without cause, on three months' written notice. If, under applicable law, a longer period is mandatory, then the notice period is the minimum notice period allowable.

     If we terminate for cause (such as your not meeting your minimum annual attainment), we may, at our discretion, allow you a reasonable opportunity to cure. If you fail to do so, the date of termination is that specified in the notice.

     However, if either party breaches a material term of the Agreement, the other party may terminate the Agreement on written notice. Examples of such breach by you are: if you do not maintain customer satisfaction; if you repudiate this Agreement; or if you make any material misrepresentations to us. You agree that our only obligation is to provide the notice called for in this section and we are not liable for any claims or losses if we do so.

     At the end of this Agreement, each of us agrees to immediately settle any accounts with the other. We may offset any amounts due you against amounts due us or any of our Related Companies as allowable under applicable law.

     You agree that if we permit you to perform certain activities after this Agreement ends, you will do so under the terms of this Agreement.

 IBM Business Partner Agreement
 Remarketer Terms Attachment
 ----------------------------------------------------------------------------

                         Table of Contents


          Section        Title                                  Page

              1.     Our Relationship                             2

              2.     Ordering and Delivery                        2

              3.     Inventory Adjustments                        3

              4.     Price, Invoicing, Payment and Taxes          3

              5.     Licensed Internal Code                       5

              6.     Machine Code                                 5

              7.     Programs                                     5

              8.     Export and Import                            6

              9.     Title                                        6

             10.     Risk of Loss                                 7

             11.     Installation and Warranty                    7

             12.     Warranty Service                             8

             13.     Marketing of Services                        8

             14.     Marketing of Financing                       9

             15.     Engineering Changes                          9

             16.     Ending the Agreement                         9

 IBM Business Partner Agreement
 Remarketer Terms Attachment
 ----------------------------------------------------------------------------

 1.   Our Relationship

      As our IBM Business Partner, you market to your Customers Products and Services (including "shrink-wrap" Services). These terms apply to a Business Partner whose method of distribution is under our remarketer terms, and includes Distributors, Resellers, Solution Providers, and Systems Integrators.

      Responsibilities

      Each of us agrees:

      1. we offer a money-back guarantee to End Users for certain Products. You agree to inform the End User of the terms of this guarantee before the applicable sale. For any such Product, you agree to 1) accept its return in the time frame we specify, 2) refund the full amount paid to you for it, and 3) dispose of it (including all its components) as we specify. We will pay a transportation charge for return of the Product to us and will give you an appropriate credit.

      2.   each of us is free to set its own prices and terms;

      3. neither of us will discuss its Customer prices and terms in the presence of the other; and

      4. that the terms of the Agreement related to your acquisition of Products or Services directly from us (for example, those in the sections entitled "Ordering and Delivery", "Inventory Adjustments" and "Price, Invoicing, Payment and Taxes") are not applicable for Products and Services you acquire from a source, other than us, we approve. All other terms apply.

 Other Responsibilities

      You agree to:

      1. refund the amount paid for a Product or Service returned to you if such return is provided for in its warranty or license. You may return the Product to us for credit at our expense, as we specify in the operations guide;

      2. provide us with sufficient, free and safe access to your facilities, at a mutually convenient time, for us to fulfill our obligations;

      3. retain records, as we specify in the operations guide, of each Product and Service transaction (for example, a sale or credit) for three years;

      4. provide us with marketing, sales, installation reporting and inventory information for our Products and Services, as we specify in the operations guide;

      5. when you are approved to market to Remarketers, market Products and Services which require certification, only to Remarketers who are certified to market them;

      6.   comply with all terms regarding Program upgrades;

      7. provide a dated sales receipt (or its equivalent, such as an invoice) as we specify in the operations guide, to your Customers, before or upon delivery of Products and Services; and

      8. report to us any suspected Product defects or safety problems, and to assist us in tracing and locating Products.


 2.   Ordering and Delivery

      You may order Products and Services from us as we specify in the operations guide. You agree to order them in sufficient time to count toward your minimum attainment, if applicable.

      We will agree to a location to which we will ship. We may establish criteria for you to maintain at such location (for example, certain physical characteristics, such as a loading dock), as we specify in the operations guide.

      Upon becoming aware of any discrepancy between our shipping manifest and the Products and Services received from us, you agree to notify us immediately. We will work with you to reconcile any differences.

      Although we do not warrant delivery dates, we will use reasonable efforts to meet your requested delivery dates.

      We select the method of transportation and pay associated charges for Products and Services we ship.

      We may not be able to honor your request for modification or cancellation of an order. We may apply a cancellation charge for orders you cancel within 10 business days before the order is scheduled to be shipped. The Exhibit will specify if a cancellation charge applies and where we will specify the charge.

      If we are unable to stop shipment of an order you cancel, and you return such Product to us after shipment, our inventory adjustment terms apply.


 3.   Inventory Adjustments

      We will specify in your Exhibit the Products and Services to which this section applies.

      Products and Services you return to us for credit must have been acquired directly from us. You must request and receive approval from us to return the Products and Services.

      Products and Services must be received by us within one month of our approving their return, unless we specify otherwise to you in writing. We will issue a credit to you when we accept the returned Products and Services.

      Certain Products may be acquired only as Machines and Programs packaged together as a solution. These Products must be returned with all their components intact.

      For certain Products and Services you return, a handling charge applies. We will specify the handling charge percentage in the Exhibit. We determine your total handling charge by multiplying the inventory adjustment credit amount for the Products and Services by the handling charge percent.

      You agree to pay transportation and associated charges for Products and Services you return.

      Unless we specify otherwise, returned Products and Services must be in their unopened and undamaged packages.

      You agree to ensure the returned Products and Services are free of any legal obligations or restrictions that prevent their return. We accept them only from locations within the country to which we ship Products and Services.

      We will reject any returned Products and Services that do not comply with these terms.


 4.   Price, Invoicing, Payment and Taxes

      Price and Discount

      The price, and discount if we specify one, for each Product and Service will be made available to you in a communication which we provide to you in published form or through our electronic information systems or a combination of both. Unless we specify otherwise, discounts do not apply to Program upgrades, accessories, or field-installed Machine features, conversions, or upgrades.

      The price for each Product and Service is the lower of the price in effect on the date we receive your order, or the date we ship a product or "shrink-wrap" Service, or the start date of a Service, if it is within six months of the date we receive your order.

      Price and Discount Changes

      We may change prices and increase discounts at any time. We may decrease discounts on one month's written notice.

      We will specify in your Exhibit if the following credit terms do not apply to Products and
      Services we approve you to market.

      If we decrease the price or increase the discount for a Product or Service, you will be eligible to receive a price decrease credit or a discount increase credit for those you acquired directly from us that are in your inventory, or in transit, or if the Product's date of installation or Service start date has not occurred. However, Products acquired from us under a special offering (for example, a promotional price or a special incentive) may not be eligible for a full credit. You must certify your inventory to us in writing within one month of the effective date of the change. The credit is the difference between the price you paid, after any adjustments, and the new price.

      The following terms apply to Programs licensed on a recurring-charge basis:

      We may increase a recurring charge for a Program by giving you three months' written notice. An increase applies on the first day of the invoice or charging period on or after the effective date we specify in the notice.

      Invoicing, Payment and Taxes

      Amounts are due upon receipt of invoice and payable as specified in a transaction document. You agree to pay accordingly, including any late payment fee. Details of any late payment fee will be provided upon request at the time of order and will be included in the notice.

      You may use a credit only after we issue it.

      If any authority requires us to include in our invoice to you a duty, tax, levy, or fee which they impose, excluding those based on our net income, upon any transaction under this Agreement, then you agree to pay that amount.

      Reseller Tax Exemption

      You agree to provide us with your valid reseller exemption documentation for each applicable taxing jurisdiction to which we ship Products and Services. If we do not receive such documentation, we will charge you applicable taxes and duties. You agree to notify us promptly if this documentation is rescinded or modified. You are liable for any claims or assessments that result from any taxing jurisdiction refusing to recognize your exemption.

      Purchase Money Security Interest

      You grant us a purchase money security interest in your proceeds from the sale of, and your accounts receivable for, Products and Services, until we receive the amounts due. You agree to sign an appropriate document (for example, a "UCC-1") to permit us to perfect our purchase money security interest.

      Failure to Pay Any Amounts Due

      If you fail to pay any amounts due in the required period of time, you agree that we may do one or more of the following, unless precluded by law:

      1. impose a finance charge, as we specify to you in writing, up to the maximum permitted by law, on the portion which was not paid during the required period;

      2.   require payment on or before delivery of Products and Services;

      3. repossess any Products and Services for which you have not paid. If we do so, you agree to pay all expenses associated with repossession and collection, including reasonable attorneys' fees. You agree to make the Products and Services available to us at a site that is mutually convenient;

      4.   not accept your order until any amounts due are paid;

      5.   terminate this Agreement; or

      6.   pursue any other remedy available at law.

      We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against amounts due us or any of our Related Companies.

      In addition, if your account with any of our Related Companies becomes delinquent, we may invoke any of these options when allowable by applicable law.

 5.   Licensed Internal Code

      Machines (Specific Machines) containing Licensed Internal Code (Code) will be identified in the Exhibit. We grant the rightful possessor of a Specific Machine a license to use the Code (or any replacement we provide) on, or in conjunction with, only the Specific Machine, designated by serial number, for which the Code is provided. We license the Code to only one rightful possessor at a time. You agree that you are bound by the terms of the separate license agreement that we will provide to you.

      Your Responsibilities

      You agree to inform your Customer, and record on the sales receipt, that the Machine you provide is a Specific Machine using Licensed Internal Code. The license agreement must be provided to the Customer before the sale is finalized.


 6.   Machine Code

      Machine Code is licensed to the End User under the terms of the agreement provided with it. You agree to ensure the End User is provided such agreement.


 7.   Programs

      You agree to ensure the End User has signed the license agreement for a Program requiring a signature, as we specify in the Exhibit, before such Program is provided to the End User, and to provide any required documentation to us. All other Programs are licensed under the terms of the agreement provided with them. You agree, where applicable, to provide the Program license to the End User before such Program is provided to the End User.

      We will designate in the Exhibit if 1) we will ship the media and documentation to you or, if you request and we agree, to the End User,
      2) you may copy and redistribute the media and documentation to the End User, or 3) you must copy and redistribute the media and documentation to the End User. If we ship the media and documentation, we may charge you. We will specify such charge to you in writing. If you copy and redistribute, you must be licensed to use the Program from which you make the copies. A Program license you acquired for use under the Demonstration, Development and Evaluation Products terms fulfill this requirement.

      Programs licensed to you on a recurring-charge basis are licensed for the period indicated in our invoice. You may market such Programs only on the same basis as licensed to you. You may not charge an End User a one-time charge for a Program you license from us on a recurring-charge basis. However, you may charge the End User whatever amount you wish for the recurring-charge.

      Program Services

      Program Services are described in the Program's license agreement. You are responsible to provide your Customers, who are licensed for a Program, the Program Services we make available to you.

           If the End User Agrees in writing, you may:


      1. delegate this responsibility to another IBM Business Partner who is approved to market the Program, or

      2. provide an enhanced version of this support through the applicable IBM Service you market to the End User.

      If you delegate your support responsibilities to another IBM Business Partner, you retain customer satisfaction responsibility. However, if you market our applicable Services to the End User, we assume customer satisfaction responsibility for such support.


 8.   Export and Import

      You may actively market Products and Services only within the geographic scope of the Agreement. You may not market outside this scope, and you agree not to use anyone else to do so.

      Export and Import Laws

      You warrant that you will comply with all applicable export and import laws (which in some instances prohibit or restrict in-country marketing to certain Customers), when you market Products, Services and technical data. You agree that if you export or import Products, Services and technical data, you, and not IBM, will act as the exporter or importer. Further, you warrant that you are knowledgeable with, and will remain in full compliance with, the applicable export and import laws, regulations, orders and policies (including, but not limited to, making all proper filings). We may, at our sole discretion, require you from time to time to provide us with written certification relating to your compliance with applicable export and import laws or prohibit you from doing business with certain Customers in order to ensure that you and IBM comply with applicable export and import laws.

      You will indemnify us for claims made against us for your failure to comply with applicable export and import laws, regulations or orders.

      Customer Exports

      If a Customer acquires a Product for export, our responsibilities, if any, under this Agreement no longer apply to that Product unless the Product's warranty or license terms state otherwise. You agree to use your best efforts to ensure that your Customer complies with all applicable export and import laws including those of the United States. Before your sale of such Product, you agree to prepare a support plan for it and obtain your Customer's agreement to that plan. Within one month of sale, you agree to provide us with the Customer's name and address, Machine type/model, and serial number if applicable, date of sale, and destination country.

      Attainment

      Products you export (or which are acquired by a Customer for export) outside the geographic scope of the Agreement will not count toward attainment of your objectives and will not qualify for applicable promotional offerings and marketing funds. We may also reduce future supply allocations to you by the number of exported Products.


 9.  Title

      When you order a Machine, we transfer title to you when we ship the Machine.

      Any prior transfer to you of title to a Machine reverts back to IBM when it is accepted by us as a returned Machine.
      We do not transfer a Program's title.


 10.  Risk of Loss

      For each Machine, IBM bears the risk of loss or damage up to the time it is delivered to the IBM-designated carrier for shipment to you, or if you request, and IBM agrees, your customer. Thereafter, you assume the risk. Each Machine will be covered by insurance, arranged and paid for by IBM for you, covering the period until it is delivered to you or your customer. For any loss or damage, you must 1) report the loss or damage in writing to IBM within 10 business days of delivery and 2) follow the applicable claim procedure.


 11.  Installation and Warranty

      We will ensure that Machines we install are free from defects in materials and workmanship and conform to their specifications. We provide instructions to enable the set-up of Customer-Set-Up Machines. We are not responsible for the installation of Programs or non-IBM Machines. We do, however, preload Programs onto certain Machines. We provide a copy of our applicable warranty statement to you. You agree to provide it to the End User for review before the sale is finalized, unless we specify otherwise.

      We calculate the expiration date of an IBM Machine's warranty period from the Machine's Date of Installation. Warranty terms for Programs are described in the Programs' license terms.

      We provide non-IBM Products WITHOUT WARRANTIES OF ANY KIND, unless we specify otherwise. However, non-IBM manufacturers, suppliers, or publishers may provide their own warranties to you.

      For non-IBM Products we approve you to market, you agree to inform your Customer in writing 1) that the Products are non-IBM, 2) the manufacturer or supplier who is responsible for warranty (if any), and 3) of the procedure to obtain any warranty service.

      Date of Installation for a Machine We are Responsible to Install

      The Date of Installation for a Machine we are responsible to install is the business day after the day 1) we install it or, 2) it is made available for installation, if you (or the End User) defer installation. Otherwise (for example, if others install or break its warranty seal), it is the day we deliver the Machine to you (or the End User). In such event, we reserve the right to inspect the Machine to ensure its qualification for warranty entitlement.

      The Date of Installation for a Customer-Set-Up Machine

      The Date of Installation for a Customer-Set-Up Machine is the date the Machine is installed which you or your Remarketer, if applicable, record on the End User's sales receipt. You must also notify us of this date upon our request.

      Installation of Machine Features, Conversions, and Upgrades

      We sell features, conversions and upgrades for installation on Machines, and, in certain instances, only for installation on a designated, serial numbered Machine. Many of these transactions involve the removal of parts and their return to us. As applicable, you represent that you have the permission from the owner and any lien holders to 1) install features, conversions and upgrades and 2) transfer the ownership and possession of removed parts (which become our property) to us. You further represent that all removed parts are genuine, and unaltered, and free from defects in materials and workmanship and conform to specifications. A part that replaces a removed part will assume the warranty and maintenance Service status of the replaced part. You agree to allow us to install the feature, conversion, or upgrade within 30 days of its delivery. Otherwise, we may terminate the transaction and you must return the feature, conversion, or upgrade to us at your expense.

 12.  Warranty Service

      We will specify in the Exhibit whether you or we are responsible to provide Warranty Service for a Machine.

      When we are responsible for providing Warranty Service for Machines, you are not authorized to provide such Service, unless we specify otherwise in the Exhibit.

      When you are responsible for providing Warranty Service, you agree to do so according to the terms we specify in the Warranty Service Attachment.


 13.  Marketing of Services

      The following are the conditions under which you may market Services;

      1.if you marketed a Product to the End User, you may market the Services, specified in the Exhibit; or

      2.regardless of whether you marketed a Product to the End User you may market the Services we specify in your Profile.

      If you are an IBM Distributor the following paragraph applies:

      The following are the conditions under which you may market Services:

      1. if your Remarketer marketed a Product to the End User, you may market the Services, specified in the Exhibit, to your Remarketer only for the Remarketer's marketing to such End User; and

      2. regardless of whether your Remarketer marketed a Product to the End User you may market the Services we specify in your Profile to your Remarketer, who may market such Services.

      You may market Services on eligible non-IBM Products regardless of whether you marketed a Machine or Program to the End User.

      Marketing of Services for a Fee

      The terms of this subsection apply when we perform the Services to the End User at prices we set and under the terms of our Service agreement, signed by the End User. We pay you a fee for marketing such Services.

      You will receive a fee for marketing eligible Services when 1) you identify the opportunity and perform the marketing activities, 2) you provide us with the order and any required documents signed by the End User, and 3) a standard Statement of Work is used and there are no changes, and no marketing assistance from us is required.

      Alternatively, you will receive a fee for a lead for eligible Services when it 1) is submitted on the form we provide to you, 2) is for an opportunity which is not known to us, and 3) results in the End User ordering the Service from us within six months from the date we receive the lead from you.

      We will not pay you the fee if 1) the machine or program is already under the applicable Service, 2) we have an agreement with the End User to place the machine or program under the applicable Service, or 3) the Service was terminated by the End User within the last six months.

      If the Service is terminated within three months of the date payment from the End User was due us, you agree to reimburse us for any associated payments we made to you. The reimbursement may be prorated if the Service is on a recurring charge basis.

      We periodically reconcile amounts we paid you to amounts you actually earned. We may deduct amounts due us from future payments we make to you, or ask you to pay amounts due us. Each of us agrees to promptly pay the other any amounts due.

  Remarketing of Services

      We provide terms in an applicable Service Attachment governing your remarketing of eligible Services the End User acquires from you and which we perform under the terms of the IBM Service agreement with the End User.

      Shrink-wrap Services are performed under the terms of the agreement provided with them. If the terms of the agreement are not visible on the shrink-wrap package, you agree to provide (or, if applicable, request your Remarketer to provide) the Services terms to the End User before such Services are acquired by the End User.

      Services We Perform As Your Subcontractor

      If approved on your Profile, we will provide terms in an applicable Service Attachment governing our provision of the Services we perform as your subcontractor. Such Services are those an End User purchases from you under the terms of your service agreement.


 14.  Marketing of Financing

      If we approve you on your Profile, you may market our Financing Services for Products and Services and any associated products and services you market to the End User. If you market our Financing Services, we will pay you a fee as we specify to you in your Exhibit.

      We provide Financing Services to the End User under the terms of our applicable agreements signed by the End User. You agree, that for the items that will be financed, 1) you will promptly provide us any required documents including invoices, with serial numbers, if applicable, 2) the supplier will transfer clear title to us, and 3) you will not transfer to us any obligations under your agreements with the End User.

      We will make payment for the items to be financed when the End User has initiated financing and acknowledged acceptance of the items being financed. Payment will be made to you, or the supplier, as appropriate.


 15.  Engineering Changes

      You agree to allow us to install mandatory engineering changes (such as those required for safety) on all Machines in your inventory, and to use your best efforts to enable us to install such engineering changes on your Customers' Machines. Mandatory engineering changes are installed at our expense and any removed parts become our property.

      During the warranty period, we manage and install engineering changes at:

      1. your or your Customer's location for Machines for which we provide Warranty Service; and

      2.   your location for other Machines.

      Alternatively, we may provide you with the parts (at no charge) and instructions to do the installation yourself. We will reimburse you for your labor as we specify.


 16. Ending the Agreement

      Regardless of the contract duration specified in the Profile, or any renewal period in effect, either of us may terminate this Agreement, with or without cause, on three months' written notice. If, under applicable law, a longer period is mandatory, then the notice period is the minimum notice period allowable.

      If we terminate for cause (such as you not meeting your minimum attainment), we may, at our discretion, allow you a reasonable opportunity to cure. If you fail to do so, the date of termination is that specified in the notice.

        However, if either party breaches a material term of the Agreement, the other party may terminate the Agreement on written notice. Examples of such breach by you are: if you do not maintain customer satisfaction; if you do not comply with the terms of a transaction document; if you repudiate this Agreement; or if you make any material misrepresentations to us. You agree that our only obligation is to provide the notice called for in this section and we are not liable for any claims or losses if we do so.

        At the end of this Agreement, you agree to:

        1. pay for or return to us, at our discretion, any Products or shrink-wrap Services for which you have not paid; and

        2. allow us, at our discretion, to acquire any that are in your possession or control, at the price you paid us, less any credits issued to you.

        Products and shrink-wrap Services to be returned must be in their unopened and undamaged packages and in your inventory (or in transit from us) on the day this Agreement ends. We will inspect them, and reserve the right of rejection. You agree to pay all the shipping charges.

        At the end of this Agreement, each of us agrees to immediately settle any accounts with the other. We may offset any amounts due you against amounts due us, or any of our Related Companies as allowable under applicable law.

        You agree that if we permit you to perform certain activities after this Agreement ends, you will do so under the terms of this Agreement.

 IBM Business Partner Agreement
 North American Marketing Attachment
 ----------------------------------------------------------------------------

 The terms of this Attachment are in addition to or modify and prevail over the terms of the IBM Business Partner Agreement General Terms, the Remarketer Terms Attachment, the Solution Provider Attachment, the Reseller Attachment, the Systems Integrator Attachment, and the Attachment For Financing Services From IBM Credit Corporation, as applicable.

 1.   Product Source

      You may acquire Products from us in Canada and the United States.


 2.   Marketing of Products

      You are approved to market Products, specified in your Profile in the United States and Canada. Unless we specify otherwise when we approve your value-added enhancement or solution, as applicable, if either is required under the terms of the applicable Attachment, it is approved in Canada and the United States.


 3.   Aggregation

      Unless we specify otherwise in the Business Partner Exhibit, Products acquired in either or both countries, will count toward your 1) minimum attainment, and 2) determination of your discount, if applicable.


 4.   Export of Products

      The "home country" is the country (either Canada or the United  States)
      1) in which you sign the IBM Business Partner Agreement or 2) which you designate to us in writing is the "home country". The "alternate country" (either Canada or the United States) is the other country in which you are approved to market under the terms of this Attachment.

      We will not export Products.

      We will specify in the Exhibit the Products that are eligible for export between the home country and the alternate country under the terms of this Attachment. You may only export Products from your home country. Products acquired in the alternate country must be shipped from IBM to an End User in that country.

      We will ship Products to you or your End User only in the country in which you acquire the Products from us.

      You are responsible for all costs and expenses associated with exporting Products. This includes payment of transportation, duties and other expenses resulting from the export of the Products.

      You are responsible for complying with all applicable United States and Canadian laws and regulations including, without limitation, United States Department of Commerce regulations regarding the export of restricted technology.

      You are responsible for obtaining the necessary clearances required to export or re-export from the country from which the Product was acquired from IBM and import into the country of installation.

      Within seven days of the date you export a Product, you agree to provide to us the specific Product type/model and serial number of the exported Product.

      You agree to notify us in writing of the name and address of each End User at which an exported Product has been installed within 10 days of the Date of Installation.


 5.  Marketing of Services

     You are approved to market Services under the terms available in the country in which the Products are installed.

     When you market Services with a Product which is installed in Canada, IBM Canada Ltd. will pay you the applicable Canadian fee. Likewise, when you market Services with a Product which is installed in the United States, IBM Corporation will pay you the applicable fee.


 6.  Geographic Scope

     All your rights and all IBM Canada's obligations are valid only in Canada for Products installed, and for Services performed, in Canada.

     All your rights and all IBM Corporation's (U.S.A.) obligations are valid only in the United States and Puerto Rico for Products installed, and for Services performed, in the United States and Puerto Rico.


 7.  Governing Law

     For Products and Services acquired from us in Canada, the laws of the Province of Ontario govern this Agreement.

     For Products and Services acquired from us in the United States and Puerto Rico, the laws of the State of New York govern this Agreement.

  Unique Terms For Canada

  Revision to the Remarketer Terms Attachment

  If your Profile is signed in the United States, the following terms modify the Remarketer Terms Attachment for the Products you acquire from us in
  Canada:

  Add the following as an additional section:

  Order Acceptance

  Subject to IBM Canada Ltd's. acceptance of your orders, transactions between you and IBM Canada Ltd., and related local transaction documents issued in Canada such as invoices, will be subject to the terms of the Agreement.

  When IBM Canada Ltd. believes it is required to withhold tax from IBM Canada Ltd. payments to you under Canadian federal or provincial tax laws. IBM Canada Ltd. will withhold and remit tax to the Canadian federal and provincial governments, If IBM Canada Ltd. is assessed withholding taxes, interest or penalties by such governments, with respect to payments made to you, then you agree to reimburse IBM Canada Ltd. for such taxes, interest and penalties.

  Revision to the General Terms

  The following terms are revised for the Products you acquire from us in
  Canada:

  Section 9 - Liability

  In the subsection entitled "Our Liability":

      1.   In item 2, change "Products" to "negligence"

      2.   In item 3, change "loss or" to "direct"

      3. In item 3, after "damage" add "arising from our negligence or breach of this agreement, including fundamental breach, tort or our misrepresentation,"

  Revision to the Attachment For Financing Services From IBM Credit
  Corporation

  The following replaces the name of the document:

  Attachment for Financing Services From IBM

  The following replaces the last sentence of the first paragraph:
  "We" refers to IBM.

  Section 1 - Appointment as an Agent

  In the first sentence delete "Credit Corporation".
  After the word "Attachment" in the last line of the first paragraph replace 'including its attached Exhibit "A".' with 'and IBM Canada Financing Exhibit "A"."'

  Section 2 - Our Relationship

  In the subsection entitled "Other Responsibilities" in item g, replace "Credit" with "Canada Financing".

  In item r, replace "Credit" with "Canada Financing".

  In the subsection entitled "We agree to:" in item b, replace "Credit" with "Canada Financing".

  Unique Terms For the United States
  Revision to the Remarketer Terms Attachment

  If your Profile is signed in Canada the following terms modify the Remarketer Terms Attachment for the Products you acquire from us in the United States:

  Add the following as an additional section:
  Order Acceptance
  Subject to IBM Corporation's acceptance of your orders, transactions between you and IBM Corporation, and related local transaction documents issued in the United States, such as invoices, will be subject to the terms of the Agreement.

  When IBM Corporation believes it is required to withhold tax from IBM Corporation payments to you under United States federal, state or local tax laws, IBM Corporation will withhold and remit tax to the United States federal, state or local governments. If IBM Corporation is assessed withholding taxes, interest or penalties by such governments, with respect to payments made to you, then you agree to reimburse IBM Corporation for such taxes, interest and penalties.

  Revision to the General Terms
  The following terms are revised for the Products you acquire from us in the United States:

  Section 9 - Liability

  In the subsection entitled "Our Liability":

  1.  In item 2, change "negligence" to "Products"

  2.  In item 3, change "direct" to "loss or"

  3 In item 3, after "damage" delete "arising from our negligence or breach of this agreement, including fundamental breach, tort or our misrepresentation." Revision to the Attachment for Financing Services from IBM

  The following replaces the name of the document:

  Attachment for Financing From IBM Credit Corporation

  The following replaces the last sentence of the first paragraph:

  "We" refers to IBM Credit Corporation.

  Section 1 - Appointment as an Agent

  In the first sentence change "Canada Financing" to "IBM Credit".

  After the word "Attachment" in the last line of the first paragraph replace "and IBM Canada Financing Exhibit "A"." with 'including its attached Exhibit "A".

  Section 2 - Our Relationship
  In the subsection entitled "Other Responsibilities" in item g, replace "Canada Financing" with "Credit".

  In item r, replace "Canada Financing" with "Credit".

  In the subsection entitled "We agree to." in item b, replace "Canada Financing" with "IBM Credit".
  Add the following as an additional section:

  Remuneration
  Replace "Exhibit A" with: "the IBM Canada Financing Exhibit A".

 LIST OF BUSINESS PARTNER LEGAL NAMES IN CANADA OR THE UNITED STATES

 Business Partner                             Country
 Legal Name                                   (U.S. or Canada)

 ----------------------------------------------------------------------------

 You are authorized to operate under this Agreement using the following legal names in the Canada or the United States, as specified below:

 IBM Business Partner Agreement
 Federal Government Remarketer Attachment
 ----------------------------------------------------------------------------

 These terms are in addition to or modify the Remarketer Terms Attachment, the Remarketer Terms Attachment for Workstation Software, the Business Partner Agreement for Solution Providers, the Business Partner Agreement for Resellers and the Service Provider-Remarketer Terms Attachment for Managed Services Solution. These terms apply only when you market Products and Services to a Federal Government End User.

  1. FEDERAL GOVERNMENT END USER

       "Federal Government End User" includes federal government agencies or any other entity listed in GSA Order ADM 4800.2D, including those entities listed in Appendices A, B, and C of the Order, and any successor Order which may be published by the GSA in the Federal Register. The term Federal Government End User also includes federal government cost reimbursement prime contractors and management and operating contractors that receive proper authorization under FAR
       Part 51 from federal agencies to make federal purchases or acquisitions where licenses granted and title to equipment vest in the Federal Government End User.

  2. TITLE

       You may propose an integrated solution through a higher-tier federal contractor in fulfillment of a specific government procurement where title to the Machine passes ultimately to the federal government. In no event shall you permit transfer of title for any Machine purchased under this Agreement to other than the federal government. Under no circumstances may you assign any of your responsibilities under this Agreement to the Federal Government End User.

  3. BUY AMERICAN ACT I TRADE AGREEMENTS ACT (BAA/TAA)

       We make no representation or certification regarding the domestic or foreign origin of Products we provide.

  4. EXPORT OF PRODUCTS

       When the federal government purchases Products and Services for its own use outside the United States, (i.e., an embassy or military installation) they do count 1) toward your minimum annual attainment
       2) toward determination of your discount or price if the Products and Services were acquired directly from IBM by you or 3) for determining your marketing or promotional funds. Also, your future supply allocations from IBM, if applicable, will not be affected. The warranty for such Products will be voided unless the Product is returned to the United States for warranty service. Title to the Products must reside with the United States government, and the United States government must be responsible for the Program licenses.

  5. ENDING THE AGREEMENT

       If we terminate the Agreement without cause, we will permit you to continue to market under the terms of the Agreement for 90 days after the termination date. You agree to promptly withdraw any bids that include Products and Services which were anticipated to have been obtained under this Attachment unless we agree to terms and conditions under the Federal Systems Integrator (FSI) Program (or similar or successor program) for the bid as offered.

 IBM Business Partner Agreement
 Federal Government Certification Attachment
 ----------------------------------------------------------------------------

 These terms apply only when you market to a Federal Government End User under complementary marketing terms. This Attachment contains a summary of certain federal government laws and regulations that apply when you market to a Federal Government End User. Copies of these laws and regulations may be obtained from us at your request. It is important that you understand your responsibilities under them, since the federal government has a number of remedies (such as levying fines and denying federal government procurement awards) when a violation occurs. Please contact us if you have any questions regarding this certification.

   1. DEFINITIONS

 Federal Government End User - is the federal government; a federal government owned or affiliated (or sponsored) corporation; an organization involved in federal procurement activities that are approved to procure using our GSA Schedule Contract; and federal prime contractors and subcontractors who are engaged in a specific federal procurement opportunity.

 Lobbying - is any communication you have with the federal government to influence the award of a Federal Government End User contract to us.

 Contractor Bid or Proposal Information - is a competitor's information (including extracts), marked "Proprietary", which has been submitted confidentially to the Federal Government End User by the competitor. It includes information such as:

   1. cost or pricing data;

   2. indirect costs and direct labor rates;

   3. proprietary information about manufacturing processes, operations or techniques; and

   4. information legended "Contractor Bid or Proposal Information" or marked in accordance with FAR 52.215-12.

 Source Selection Information is the following federal government information (including extracts):


 1. documents marked "Source Selection Information";

 2. source selection plans;

 3. source selection board, panel, or advisory reports;

 4. bid prices or costs;

 5. technical evaluation plans;

 6. evaluation of proposals;

 7. competitive range determination;

 8. rankings of bids, proposals, or competitors; and

 9. reports and evaluations of source selection panels, boards or advisory councils.


 2.  FEDERAL GOVERNMENT LAWS AND REGULATIONS

     Conflict of Interest

 Certain conflict of interest laws and regulations limit our ability to do business with Federal Government End Users if we have an unfair competitive advantage because of a conflict of interest. We may have an unfair competitive advantage if you (or anyone who you engage to assist you in performing marketing for us):

   1. have worked, or are working, with the federal government on a Federal Government End User procurement opportunity for which you will provide marketing for us;
   2. have worked, or are working, with an anticipated or known bidder who will compete at any contract level as a prime or subcontractor on a Federal Government End User procurement opportunity for which you provide marketing for us; or
   3. have had, or have, access to Contractor Bid or Proposal or Source Selection Information

 Concerning a Federal Government End User procurement opportunity for which you will provide marketing for us. If any of the above applies, provide us with a nonconfidential description of each situation in the space provided below. You agree to update this information in writing immediately when you become aware of "Possible Conflicts of Interests" not already reported to us.

 Possible Conflict of Interest

 Procurement Integrity

 The Procurement Integrity Act and regulations (collectively called the "PI")
 prohibit certain  activities  during  the  federal  government   procurement
 process.

 The PI generally prohibits engaging in the following conduct during the course of a Federal Government End User procurement:

 1. discussing future employment or business opportunities with a federal government employee who is personally and substantially involved in a procurement unless special procedures are followed; and
 2. obtaining, or disclosing any Contractor Bid or Proposal Information or Source Selection Information without written federal government approval from the head of the federal agency or designee.

 In addition certain federal government employees may not accept compensation from the contractor for a period of one year after participating in a $10 million transaction with the contractor.

 For this  purpose,  a transaction  includes  participation  in  awarding   a
 contractor or subcontractor, establishing overhead or other rates and making payments or settling a claim.

 Lobbying
 you agree that you will not lobby on behalf of IBM within the meaning of the Lobbying Disclosure Act of 1995.

 The following are not considered Lobbying, and do not have to be reported:

 1. communications with a federal government agency that are required (for example, by federal law or regulation) to receive an award.
 2. certain marketing performed by you prior to formal solicitation by a federal government agency. These include all pre-Request for Proposal discussions regarding the qualities, characteristics, application, adaptation, and terms of sales or service of our products; and
 3. professional and technical services provided after a solicitation has been issued. Such services, however, must be directly related to the preparation, submission, or negotiation of the Federal Government End User contract.

 3. YOUR RESPONSIBILITIES

 You agree to:

 1.  obtain Worker's Compensation and Employer's Liability Insurance;
 2. comply with, and assist us in complying with all applicable federal laws and regulations, including the federal regulations listed in this Attachment. You agree to notify us in writing immediately if you believe that you, or anyone assisting you to perform marketing may have violated any of them;
 3.  provide us with the certifications and related  information we  request;
     and
 4. provide the Letter of Information for Federal Government Customers to your End User.

 Please return a copy of this Attachment to the IBM address specified in your Profile.


 IBM Business Partner name: _____________________________________
                               (type or print)

 Date:

 IBM Business Partner number:

 IBM Business Partner address:



 Any  questions   you  have   concerning   this   certification,   or    your
 responsibilities under it, should be directed to IBM U.S. Federal Contracts Relations Department.

                    List of Applicable Federal Regulations


 Federal Acquisition Regulations (FAR)

 52.203-3   Gratuities
 52.203-5   Covenant Against Contingent Fees
 52.203-6   Restrictions on Subcontractor Sales to the Government
 52.203-7   Anti-Kickback Procedures
 52.203-10 Price or Fee Adjustment for Illegal or Improper Activity 52.203-11 Certification and Disclosure Regarding Payments to Influence
            Certain Federal Transactions
 52.203-12  Limitation on Payments to Influence Certain Federal Transactions
 52.204-2   Security Requirements
 52.209-5   Certification Regarding Debarment, Suspension. Proposed
            Debarment And Other Responsibility Matters
 52.209-6   Protecting the Government's Interest when Subcontracting with
            Contractors Debarred, Suspended, or Proposed for Debarment
 52.222-1   Notice to the Government of Labor Disputes
 52.222-3   Convict Labor
 52.222-21  Certification of Nonsegregated Facilities
 52.222-26  Equal Opportunity
 52.222-35 Affirmative Action for Special Disabled and Vietnam Era Veterans 52.222-36 Affirmative Action for Handicapped Workers
 52.222-37  Employment Reports on Special Disabled Veterans and Veterans of
            the Vietnam Era
 52.223-1   Clean Air and Water Certification
 52.223-2   Clean Air and Water
 52.223-5   Certification Regarding a Drug Free Workplace
 52.227-2   Notice and Assistance Regarding Patent and Copyright
            Infringement
 52.228-5   Insurance - Work on a Government Installation
 52.233-3   Protest After Award
 52.249-1   Termination for Convenience of the Government (Fixed Price)
            (Short Form)
 52.249-2   Termination for Convenience of the Government (Fixed Price)


 General Services Administration Regulations (GSAR)

 552.215-70 Examination of Records by GSA

 IBM Business Partner Agreement
 Attachment for Services Marketing for Remarketers
 ----------------------------------------------------------------------------

 These terms prevail over and are in addition to or modify the Remarketer Terms Attachment.

 The following terms govern your marketing of Services the End User purchases from you (or if you are our Distributor, from your Remarketer), and which we perform under the terms of the IBM Agreement for Services Acquired from an IBM Business Partner (IBM Service Agreement). We provide additional terms to you, if any, in specific Service Attachments, or transaction documents.


 1.  IBM Services
     Services may be either standard offerings or customized to the End User's specific requirements. Each Service transaction may include one or more Services that:

      1.   expire at task completion or an agreed upon date;

      2.   automatically  renew  as  another  transaction  with  a  specified
      contract  period.  Renewals   will  continue  until   the  Service   is
      terminated; or

      3. do not expire and are available for use until either of us terminates the Service, or we withdraw the Service.

     If we make a change to the terms of a renewable Service that affects the End User's current Service Agreement contract period and the End User considers it unfavorable and you advise us in writing, we will defer the change until the end of that contract period.


 2.  Prices and Payment
     The amount payable for a Service will be based on one or more of the following types of charges:

      1.   recurring (for example, a periodic charge for support Services).

      2.   time and materials (for example, charges for hourly Services); or

      3. fixed price (for example, a specific amount agreed to between us for a custom Service).

     Services we make available to you on a recurring-charge basis are made available for the period indicated in our invoice, statement of work, or other transaction document, as applicable. You may market such Services only on a recurring charge basis.

     We may increase recurring charges for Services, as well as hourly or daily rates and minimums for Services we perform under the IBM Service Agreement, by giving you three month's written notice. An increase applies on the first day of the applicable invoice or charging period, on or after the effective date we specify in the notice;

     We may increase one time charges without notice. However, an increase to one time charges does not apply to you if 1) we receive your order before the announcement date of the increase, and 2) we make the Service available within three months of our receipt of your order.

     Charges for Services are billed as we specify, which may be 1) in advance, 2) periodically during the performance of the Service, or 3) after the Service is completed.

     Prepaid Services must be used within the applicable contract period. If we withdraw a Service for which you prepaid, and we have not fully provided such Service, we will give a prorated refund. Unless we specify otherwise, we do not give credits or refunds for unused prepaid Services.

     If an End User is eligible for a credit under the terms of the IBM Service Agreement (for example, a satisfaction guarantee credit, or a credit for withdrawn Services not fulfilled), you agree to ensure the applicable prorated credit is issued to the End User. We will issue the appropriate credit to you. If you are our Distributor, you agree to issue the applicable credit to your Remarketer.

  Additional Charges

     We specify in the IBM Service Agreement additional charges that apply under specific conditions. When applicable, such charges apply to you. Depending on the particular Service or circumstance, if other charges apply we will inform you in advance.


 3.  Notices

     Each of us agrees to give the other a copy of notices or requests received from or sent to an End User applicable to the IBM Service Agreement.

     You agree to ensure certain Services Attachments and transaction documents, if any, are made available to End Users for their signature, if required. Such documents may have terms in addition to those we specify in the IBM Service Agreement.


 4.  Services Requirements Changes

     During the Service period you may update the requirements, including adding Products to be covered by the Service, as well as increasing the Service requirements. We will adjust our invoicing to you accordingly.


 5.  Termination of Services

     If either IBM or the End User does not meet its obligations concerning a Service, the other party may terminate the Service. We will inform you of any such termination.

     For a Service the End User terminates, you agree to ensure we are provided one month's written notice from the End User. For a Service you decide to terminate, you agree to provide one month's written notice to us and the End User.

     When an expiring or renewable Service transaction is terminated, such termination will result in an adjustment charge equal to the lesser of:

      1. the charges remaining to complete the contract period; or

      2. one of the following if specified in the transaction document -


        a. the charges remaining to complete the contract period multiplied by the adjustment factor specified; or

        b. the amount specified.

     You also agree to pay us for all Services we provide and any Material we deliver through Service termination and any charges we incur in terminating subcontracts.

     Adjustment charges do not apply if you terminate:

      1.  a non-expiring Service on  one month's written notice provided  the
        End  User has  met all       minimum  requirements specified  in  the
        applicable Attachments and transaction documents, if any,

      2. a renewable Service or a non-expiring maintenance Service on written notice, provided the End User has met the minimum requirements specified in the applicable Attachments and transaction documents, if any, and any of the following circumstances occur:

        a. the eligible Product for which the Service is provided is permanently removed from productive use within the End User's enterprise;

        b. an increase in the Service charges, either alone or in combination with prior increases over the previous twelve months, is more than the maximum specified in the applicable transaction document. If no maximum is specified, then the circumstance does not apply;

        c. the eligible location, for which the Service is provided, is no longer controlled by the End User (for example, because of sale or closing of the facility), or

        d. the machine has been under maintenance Services for at least six months and you ensure, for a Service the End User terminates, we have been provided one month's written notice by the End User prior to terminating the maintenance Service. For such Service which you decide to terminate, you agree to provide one month's written notice to us.

 IBM Business Partner Agreement
 Attachment for IBM as Subcontractor for Services
 ----------------------------------------------------------------------------

 These terms prevail over and are in addition to or modify the Remarketer Terms Attachment

 IBM Services

 1. Services

  When you engage IBM as a subcontractor, Services may be either standard offerings or customized to your specific requirements. Each Service transaction is described in a statement of work and may include one or more Services that:

     1.    expire at task completion or an agreed upon date;
     2. automatically renew as another transaction with a specified contract period. Renewals will continue until either of us terminates the Service; or
     3. do not expire and are available for your use until either of us terminates the Service, or we withdraw the Service.

 2. Personnel

  Each of us is responsible for the supervision, direction, and control of our respective personnel. We reserve the right to determine the assignment of our personnel.

  We may subcontract a Service, or any part of it, to subcontractors selected by us.

 3. Commitment of IBM Resources

  You must obtain our written consent prior to each offer or commitment of our resources you make.

 4. Exclusive Remedy

  You will include the following statement in your contract with your End
  User:

     (End User name)'s exclusive remedy for any and all damages under this Agreement, including, but not limited to, consequential, indirect, or special damages, is against (IBM Business Partner name) and not any subcontractors.

 5. Trademarks and Trade Names

     Under   this  Attachment,   i.e.,   when  IBM   provides  Services   as   a
  subcontractor, neither of us grants the other the right to use its (or any of the Enterprise's) trademarks, trade names, or other designations in any promotion or publication without prior written consent.

 6. Price and Payment

  The amount payable for a Service will be based on one or more of the following types of charges:

  1. recurring (for example, a periodic charge for support Services);

  2. time and materials (for example, charges for hourly Services); or


  3. fixed price (for example, a specific amount agreed to between us for a custom Service).

  Depending on the particular Service, or circumstance, additional charges may apply (such as special handling or travel related expenses). We will inform you in advance whenever additional charges apply.

  Charges for Services are billed as we specify which may be in advance, periodically during the performance of the Service, or after the Service is completed.

  Amounts are due upon receipt of invoice and payable as we specify in a transaction document. You agree to pay accordingly, including any late payment fee.

  If any authority imposes a duty, tax, levy, or fee, excluding those based on our net income, upon any transaction under this Agreement, then you agree to pay that amount as specified in the invoice or supply exemption documentation.

  Recurring charges may be based on measurements of actual or authorized use (for example, meter readings for maintenance Services). You agree to provide actual usage data as we specify.

  We may increase recurring charges for Services, as well as labor rates and minimums for Services provided under this Agreement, by giving you three months' written notice. An increase applies on the first day of the invoice or charging period on or after the effective date we specify in the notice.

  You receive the benefit of a decrease in charges for amounts which become due on or after the effective date of the decrease.

  Services for which you prepay must be used within the applicable contract period. Unless we specify otherwise, we do not give credits or refunds for unused prepaid Services.


 7.  Materials Ownership and License

   "Materials" are literary works or other works of authorship (such as programs, program listings, programming tools, documentation, reports, drawings and similar works) that we may deliver to you as part of a Service. The term "Materials" does not include licensed program products available under their own license agreement. We will specify Materials to be delivered to you. We or third parties have all right, title, and interest (including ownership of copyright) in Materials created during the Service performance period or otherwise (such as those that preexist the Service). We will deliver one copy of the specified Materials to you. We authorize you to grant your End User an irrevocable, nonexclusive, worldwide, paid-up license to use, execute, reproduce, display, perform, and distribute, within their Enterprise only, copies of these Materials. No other licenses or rights (including licenses or rights under patents) are granted to you or your End User.

   You agree to require your End User in any resulting contract to reproduce the copyright notice and any other legend of ownership on any copies made under the license granted in this Section.

   Any idea, concept, know-how, or technique which relates to the subject matter of a Service and is developed or provided by either of us, or jointly by both of us, in the performance of a Service may (subject to applicable patents and copyrights) be freely used by either of us.


  8. Changes to Service Terms

   We may change the terms of Services that are renewable or non-expiring by giving you three months' written notice. However, these changes are not retroactive. They apply immediately to renewal transactions and as of the effective date we specify in the notice to all existing transactions. If we make a change to the terms of a renewable Service that 1) affects your current contract period and 2) you consider unfavorable, at your request, we will defer it until the end of that contract period.

   When both of us agree to change any Services statement of work other than as described above, we will prepare a written description at the agreed change (called a "Change Authorization"), which both of us must sign. The terms of a Change Authorization prevail over those of the statement of work and any of its previous Change Authorizations.


 9.  Automatic Renewal

   We will renew automatically all Renewable Services for a same length contract period unless either of us provides written notification (at least one month prior to the end of the current contract period) to the other, of its intent not to renew.


 10. Termination and Withdrawal

   Either of us may terminate a Service if the other does not meet its obligations concerning the Service.

   You may terminate a non-expiring Service, without adjustment charge, on one month's written notice to us, provided you have met all minimum requirements specified in the applicable Attachments and transaction documents.

   You may terminate a renewable Service and a non-expiring maintenance Service without adjustment charge, on written notice to us, provided you have met all minimum requirements specified in the applicable Attachments and transaction documents and any of the following circumstances occur:

          1. your End User permanently removes the eligible Product, for which the Service is provided, from productive use within your End User's Enterprise;
          2. the eligible location, for which the Service is provided, is no longer controlled by your End User (for example, because of sale or closing of the facility); or
          3. the machine has been under maintenance Services for at least six months and you give us one month's written notice prior to terminating the maintenance Service.

   For all other circumstances, you may terminate an expiring or renewable Service transaction on one month's written notice to us, but such termination will result in adjustment charges equal to the lesser of:

     1.    the charges remaining to complete the contract period; or
     2.    one of the following if specified in the transaction document -
           a.  the  charges  remaining   to  complete  the  contract   period
       multiplied by the adjustment factor specified, or
           b. the amount specified.

   You agree  to pay us  for all  Services we  provide and  any Materials  we
   deliver  through  Service  termination  and   any  charges  we  incur   in
   terminating subcontracts.

   We may withdraw a renewable or non-expiring Service or support for an eligible Product on three month's written notice to you. If we withdraw a Service for which you have prepaid and we have not yet fully provided it to your End User, we will give you a prorated refund. If we withdraw a Service or terminate your IBM Business Partner Agreement, we may continue to provide Services for the remainder of the contract period for which you have already paid. However, no additional Services may be added.

   Any terms which by their nature extend beyond termination or withdrawal remain in effect until fulfilled and apply to respective successors and assignees.


 11. Service for Machines

   We provide certain types of repair and exchange Service either at your End User's or your location or at a service center to keep machines in, or restore them to, conformance with their official published specifications. We may repair the failing machine or exchange it at our discretion.

   When the type of Service requires that you or your End User deliver the failing machine to us, you agree to ship it or have it shipped suitably packaged (prepaid unless we specify otherwise) to a location we designate. After we have repaired or exchanged the machine, we will return it to you or your End User at our expense unless we specify otherwise. We are responsible for loss of, or damage to, your End User's machine while it is 1) in our possession or 2) in transit in those cases where we are responsible for the transportation charges.

   You agree to:

     1. obtain authorization from the owner to have us service a machine that your End User does not own; and
     2.    where applicable, before we provide Service -
        a. follow the problem determination, problem analysis, and service request procedures that we provide,
        b. secure all programs, data, and funds contained in a machine, and
        c. inform us of changes in a machine's location.

   When Service involves the exchange of a machine or part, the item we replace becomes our property and the replacement becomes your End User's. You represent that all removed items are genuine and unaltered. The replacement may not be new, but will be in good working order and at least functionally equivalent to the item replaced. The replacement assumes the warranty or Service status of the replaced item. Before we exchange a machine or part, you agree to remove, or have removed, all features, parts, options, alterations, and attachments not under our service. You also agree to ensure that the item is free of any legal obligations or restrictions that prevent its exchange.

   Any feature, conversion, or upgrade we service must be installed on a machine which is 1) for certain machines, the designated, serial-numbered machine and 2) at an engineering-change level compatible with the feature, conversion, or upgrade.

   Repair and exchange Services do not cover:

     1. accessories, supply items, and certain parts, such as batteries, frames, and covers;
     2. Machines damaged by misuse, accident, modification, unsuitable physical or operating environment, or improper maintenance by you or your End User;
     3. Machines with removed or altered machine or parts identification labels;
     4.  failures caused by a product for which we are not responsible; or
     5.  service of machine alterations.

   We manage and install engineering changes that apply to IBM machines and may also perform preventive maintenance.

   We provide maintenance Services for selected non-IBM machines.


 12. Other Maintenance Coverage

   Whenever you order maintenance Services for machines, we will inform you of the date on which maintenance Services will begin. We may inspect the machine within one month following that date. If the machine is not in an acceptable condition for service, you may have us restore it for a charge. Alternatively, you may withdraw your request for maintenance Services. However, you will be charged for any maintenance Services which we have performed at your request.

 13. Warranty for IBM Services

   For each IBM Service, we warrant that we perform it:

    1.   using reasonable care and skill; and
    2. according to its current description (including any completion criteria) contained in an Attachment, or a transaction document.

 14.  Extent of Warranty

   THIS WARRANTY IS YOUR EXCLUSIVE WARRANTY AND REPLACES ALL OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

 15. Items Not Covered by Warranty

   We  do  not   warrant  uninterrupted  or   error-free  operation  of   any
   deliverable or Service.

   Unless we specify otherwise, we provide Materials and non-IBM Services WITHOUT WARRANTIES OF ANY KIND. However, non-IBM suppliers may provide their own warranties to you.

 IBM Business Partner Agreement
 Attachment for ServiceSuite for Remarketers
 ----------------------------------------------------------------------------

 These terms prevail over and are in addition to or modify the Attachment for Services Marketing for Remarketers.

 The following terms govern your marketing of ServiceSuite the End User acquires from you or if you are our Distributor, from your Remarketer.


   1. Scope of Services

   We will provide to the End User the Services, selected by the End User and described in the Statement of Work for Services Acquired from a Business Partner - ServiceSuite (called "Statement of Work"), for the Machines we specify (called "Eligible Machines"). The Eligible Machines, the Services that apply to them, and the charges for these will be identified in a Schedule. The Schedule will also identify the Specified Locations at which the Services will be provided. A Specified Location may be the End User's entire information processing environment, or a portion thereof, which may be resident at multiple sites or a single building.


   2. Contract Period

   Where the End User has selected a commitment of two, three, four, or five years, Eligible Machines, Specified Locations, or new Services added to the Statement of Work following its start date will assume the remaining portion of the existing contract period.

   Note: The phrase "contract period" in this Attachment refers only to contract period of the Statement of Work and not to any contract period referenced in the IBM Business Partner Agreement, including any of its other attachments.

   We will renew the Services that apply for each Specified Location on the contract period end date for the number of years (called the "Renewal Contract Period") specified. Thereafter, we will automatically renew for same length periods unless you notify us in advance of the End User's desire to change the length of the renewal. Charges will be recalculated based on the length of the Renewal Contract Period and each subsequent renewal period. Either of us can select not to renew by providing written notification (at least one month prior to the end of the current contract period) to the other of their decision not to renew.


   3. Your Responsibilities

   You agree to:

      1. provide us with an inventory in which the End User has identified all Eligible Machines to be covered at each Specified Location. All Eligible Machines of the same type at a Specified Location must be included in the coverage. You also agree to ensure that the End User identifies all Eligible Machines for which we are to provide warranty service;
      2. notify us whenever the End User wishes to add Eligible Machine types to an existing Specified Location or set up new Specified Locations; and
      3. provide us with information we request which is related to our provision of these Services to the End User and notify us of any changes.


   4. Mutual Responsibilities
   If at any time either of us or the End User requests a review of the inventory count, each of us will cooperate in updating the last formal inventory.


   5. Automatic Inventory Increases

   We will automatically increase the inventory count at a Specified

   Location whenever:

      1. an Eligible IBM Machine is added to the End User's inventory. If the Machine is under warranty when added, maintenance Services will commence at warranty exit. If the Machine is not under warranty when added, maintenance Services will commence at the later of a) the date of installation or b) the previous yearly anniversary of the start of the contract period. IBM Machines specifically excluded from coverage at contract period start will remain outside the scope of the contract unless you request we add them during thecontract period. However, all Eligible IBM Machines added to the End User's inventory during the contract period will be included in the inventory count and receive maintenance Services as set out in this Section; or

      2. an Eligible Non-IBM Machine, of the same type as other Non-IBM Machines already covered at that Specified Location, is added to the End User's inventory. If the Machine is under warranty when added, maintenance Services will commence at the later of a) the date of installation or b) the previous yearly anniversary of the start of the contract period.

   The maintenance Services that apply for these Machines will be the same as that which the End User is receiving for all other Eligible Machines of the same type.

   Newly installed IBM Machines of the same type for which the End User is already receiving Warranty Service Upgrade will be added at date of actual installation and will be covered at the same Warranty Service Upgrade support level.


   6. Charges and Payment

   We specify applicable charges for the current contract year and the associated payment option in the Schedule. We calculate our charges to you based the End User's Machine volumes, Service selections, and payment options.

   You have one of three price protection options:

      1.   Price Protection for Each Contract Year Only

   We may revise charges to you however, any rate increase will not take effect until the next yearly anniversary of the start of the contract period. At the start of each contract year, you will be invoiced at the charge rates that are then in effect. We will not issue advance notice of charge rate changes.

   All newly added Eligible Machines and Services, as well as changes to existing Eligible Machine configurations and Services, will assume the charge rate that applied for these at the previous yearly anniversary of the start of the contract period. Eligible Machines and Services that become generally available during the contract period will be added at the charge rate that applied on their initial availability date.

      2.   Price Protection for the Entire Contract Period

   We will not increase charges for included Eligible Machine configurations and Services for the entire contract period. All newly added Eligible Machines and Services, as well as changes to existing Eligible Machine configurations and Services, will assume the charge rate that applied for these at contract period start. We will add Eligible Machines and Services that become generally available during the contract period at the charge rate that applied on their initial availability date. You will receive the benefit of a decrease in applicable charges for amounts which become due on or after the effective date of the decrease.

      3.   Price Protection for Contract Period Prepayment

   If you elect to prepay for the entire contract period, you will not be subject to increases in charges (during that period) for included Eligible Machine configurations and Services. All newly added Eligible Machines and Services, as well as changes to existing Eligible Machine configurations and Services, will assume the charge rate that applied for these at contract period start. Eligible Machines and Services that become generally available during the contract period will be added at the charge rate that applied on their initial availability date. If you elect to have these charge terms apply for the Renewal Contract Period charges (as recalculated at the start of each renewal period), you must provide us written notification (at least one month prior to the start of the renewal period) and prepayment for the entire renewal period. Otherwise, charges for the renewal period will revert to a quarterly billing cycle and the following will apply throughout the renewal period:

      1. we may revise charges to you however, any rate increase will not take effect until the next yearly anniversary of the start of the contract period. At the start of each contract year, you will be invoiced at the charge rates that are then in effect. We will not issue advance notice of charge rate changes;

      2. all newly added Eligible Machines and Services, as well as changes to existing Eligible Machine configurations and Services, will assume the charge rate that applied for these at the previous yearly anniversary of the start of the contract period; and

      3. Eligible Machines and Services that become generally available during the renewal period will be added at the charge rate that applied on their initial availability date.

   Total Services charges may be adjusted whenever:

      1. a review of the inventory count indicates a change from the last accounting; or

      2. a Specified Location, Eligible Machine type, or Service is added, deleted, or changed.

   For all Service charges based on usage, upon our request you will provide us with the End User's actual meter reading recording the actual usage.


   7. Termination

   If a contract period of one contract year with a one year renewal is selected, you may terminate Services for an Eligible Machine, on notice to us, if the End User permanently removes it from productive use within the End User's Enterprise. You or the End User may also terminate Services for any or all Eligible Machines by providing us one month's written notice, after they have been covered under the Statement of Work for at least one year. You will receive a credit for any remaining prepaid period associated with Services you or the End User terminate in accordance with the provisions of the Statement of Work.

   If a commitment of two, three, four, or five years is selected for all Eligible Machines identified in the initial inventory, you or the End User may terminate Services for an Eligible Machine (which is not being removed from productive use within the End User's Enterprise or replaced by an equivalent Eligible Machine or Service), you or the End User may do so by providing us one month's written notice, after it has been covered under this Statement of Work for at least one year, and paying an adjustment fee. The adjustment fee is calculated by multiplying the monthly charge by the number of years of the commitment, e.g., if the number of years of the commitment is three, then the adjustment fee is equal to the result of multiplying the monthly fee by the number three.

   After allowing for applicable adjustments, you will receive a credit for any remaining prepaid period associated with Services you terminate in accordance with the provisions of the Statement of Work.


   8. Satisfaction Guarantee

   If, for any reason, the End User 1) is not completely satisfied with a Service we provide to the
   End User under the Statement of Work, 2) notifies us in writing within one month of the time the End User first becomes dissatisfied and 3) we are unable to resolve the problem to the End User's satisfaction, you will receive a credit equal to the prorated charge for the Service for the period of time the End User is dissatisfied.


   9. ServiceSuite Service Packages

   Detailed descriptions of the ServiceSuite Service Packages are available from your IBM representative.

 IBM Business Partner Agreement
 Exhibit for ServiceSuite for Remarketers
 ----------------------------------------------------------------------------
 Exhibit No.: SSR-029                        Effective Date: December 1, 2002

 When identified with an "A" In the "Distributor" column, the service Is available to Distributors at the discount specified in the Distributor Schedule A. When identified with a "--" in this column, the service is available to Distributors at the remarketing discount specified in this table.

                        [* 6 pages of tables omitted]

 IBM Business Partner Agreement
 Attachment for Financing Services
 From IBM Credit Corporation
 ----------------------------------------------------------------------------

 The terms of this Attachment modify or are in addition to and prevail over the IBM Business Partner Agreement - General Terms, the IBM Business Partner Agreement for Solution Providers, the IBM Business Partner Agreement for Resellers, and the Service Provider-Remarketer Terms Attachment for Managed Services Solution, as applicable. "We" refers to IBM Credit Corporation.

 If you are an IBM Distributor, any term regarding your activities or responsibilities with an End User may be performed by you. Alternatively, such activities may be performed by your IBM approved Solution Provider or Reseller, as applicable. In such case, you are responsible to ensure the Solution Provider or Reseller has been approved under the terms of this Attachment.


    1.     Appointment as Agent

    We appoint you as our agent under the terms of this Attachment solely for the purpose of offering to End Users IBM Credit Corporation financial products ("Financing Services") for Products and Services and any associated products and services you market, and to advertise availability of our offerings; both subject to terms in this Attachment including its attached Exhibit "A".

    This relationship between you and us is that of agent and principal, and is not a joint venture, partnership, employer/employee relationship or a joint enterprise of any kind. Except as specifically permitted herein, neither of us is permitted to represent the other, bind the other by its own acts, or control the manner, means or prices of such other's business.


    2.     Our Relationship

    Responsibilities

    Each of us agrees that:

     a. we reserve the right, without liability to you, to discontinue or vary availability of Financing Services to you, a specific End User or End Users generally:

     b. we reserve the right for any reason not to accept all or part of any proposed Financing Services proposal;

     c. we may issue, without notice under this Attachment, additional Exhibits, which will apply to Financing Services proposals you submit to us following the effective date of such Exhibit;

     d. we have no right to affect your pricing of products and services and items which are to be financed under this Agreement;

     e. you will not make any representations, warranties or promises of any type on our behalf to End Users or any other parties, unless specifically authorized by us; and

     f. you have no authority to negotiate terms or conditions of our financing agreements, or to change or alter any prices provided by us.


    Other Responsibilities

    You agree:

     a. to designate a point of contact within your organization who will serve as the primary point of contact for matters relating to the business relationship with us;

     b. to present to each End User interested in obtaining financing for information technology equipment and related programs and services, a Financing Services proposal approved in advance by us. You will ensure that the End User clearly understands that Financing Services are being provided directly from us as lessor or, in the case of government or government sub-contractor End Users, as financier. Unless we specify otherwise you will also attach a copy of our standard financing agreement and make certain that the End User agrees that only our terms will apply to the Financing Services being provided;

     c. to encourage participation in education which we provide for your employees involved in the selling of our Financing Services;

     d. to assist us in obtaining financial information we require from a potential End User in order to perform a credit evaluation;

     e. to provide administrative assistance to ensure completion of transactions, e.g., provide us with information required to generate financing rates and financing contracts, including hardware configurations and descriptions of charges for programs and services, and ensure that documentation we require to initiate the financing transactions is executed by the End User;

     f. to make End Users aware that their signature on our financing agreement is an offer looking to financing from us and is not binding on us unless and until accepted by us in writing;

     g. to comply with our procedures relating to financing originations, including providing End Users, before obtaining their signatures, with the current version of any financing agreement and documentation we supply, and any relevant IBM Credit customer brochures;

     h. to resolve any End User issues or questions relating to supply and performance of Machines, Programs, or Services arising during your relationship with the End User;

     i. to warrant to us that products to be sold by you and financed by us are new and if not new, then identified as such and conveyed to us with good and valid title, free of all encumbrances;

     j. to warrant to us that you will remain fully responsible for all warranty and similar obligations to the End User, in the same manner and to the same extent as if the End User acquired the products from you without any financing from us;

     k. if you request that program costs or fees be included in the Financial Services proposal and we approve and pay you directly, that all obligations concerning the program and its use, remain between the End User and either you or the program provider, and not us;

     l. that, aside from the End User's obligation to pay us, no rights or duties as to the program apply to us and you will take no action which contradicts this;

     m. to provide us with, or assist us in obtaining, your invoices and invoicing documentation for all machines, programs and services being provided to the End User and financed by us. Invoices must accurately provide description of the machines, programs and services, End User name, invoice number, purchase amount and payee name and address;

     n. to ensure your invoices or invoicing documentation accurately provides machine's serial number, and the detail of the machines, programs and services you have sold, along with the specific End User price associated with each;

     o. to report, collect and remit any taxes you are responsible for levied in connection with your licensing programs, selling machines and providing services;

     p. to warrant to us that all services to be performed by you or your designees and financed by us were bargained for by the End User and if for any reason the services are not performed you will immediately notify us and we will negotiate appropriate adjustments with you or the End User;

     q. to ensure that no misleading or false representations are made in relation to the Financing Services arrangements; and

     r. to ensure that all advertising which references our offerings conforms to the IBM Credit Advertising Guidelines for Business Partners, and to review with us any advertising not conforming to such guidelines prior to presentation.

    We agree to:

     a. designate a point of contact within our financing organization to serve as the primary point of contact for you;

     b. provide financing to your IBM Credit approved End Users for their information technology equipment and related programs and services;

     c. deliver financing proposals to you in a timely fashion;

     d. provide appropriate educational offerings for your personnel in order to help them more effectively market our Financing Services; and

        e. provide payment of the documented purchase price and programs and services charges for any financing transaction with the End User. Payment will be made during the settlement period upon our receipt of the required documentation.


    3.     Remuneration

    If we offer you fees for End User financing transactions under the terms of this Attachment, we will specify such fees in Exhibit A.


    4.     Trademarks

    Under the terms of this Attachment, neither party shall have, without the other party's prior written consent, the right to use the other's trademarks or trade names, or to refer to the other party directly or indirectly in connection with any product, promotion or publication.


    5.     Termination of Appointment

    You may terminate this appointment at any time by providing written notice to us. We may terminate this appointment at any time by providing you with 30 days prior written notice. We may terminate this Attachment if the Business Partner Agreement between you and IBM ends. No further Financing Services transactions initiated by you and submitted to us after we provide such notice will qualify for the terms in this Attachment.

 IBM Business Partner Agreement
 Marketing of Used Equipment Attachment
 ----------------------------------------------------------------------------

 The terms of this Attachment apply to Used Equipment Products (Used Equipment) you acquire from the IBM Credit Corporation under the terms of its Agreement (IBM Credit Corporation Agreement). The terms regarding your acquisition of Used Equipment from IBM Credit Corporation are covered by the terms of the IBM Credit Corporation Agreement between you and the IBM Credit Corporation.

 All acquisition terms (for example, ordering and delivery, price, and inventory adjustment) of the IBM Business Partner Agreement are not applicable to Used Equipment. The terms of the IBM Business Partner Agreement apply only to the marketing of Used Equipment.

 A breach of the terms of the IBM Credit Corporation Agreement is grounds for us to terminate our approval of you under the terms of this Attachment as well as our approval of you under the terms of your IBM Business Partner Agreement.

      Exclusions

      Used Equipment sales revenue and volumes do not count toward any of your measurements (for example, Minimum Annual Attainment or marketing funds) nor towards determining your discount

 ----------------------------------------------------------------------------
 This Attachment and the referenced IBM Business Partner Agreement are the complete agreement regarding this relationship, and replace any oral or written communications between us. By signing below, each of us agrees to the terms of this Attachment. Once signed, 1) any reproduction of this Attachment made by reliable means (for example, photocopy or facsimile) is considered an original, to the extent permitted under applicable law, and 2) all activities you perform under this Attachment are subject to it.


 Agreed to: Business Partner                   Agreed to:
                                               Country Organization name)


 By __________________________                 By __________________________
    Authorized Signature                         Authorized Signature


 Name (type or print):                         Name (type or print):

 Date:                                         Date:

 IBM Business Partner address:                 IBM Address:

   After signing, please return a copy of this Attachment to the IBM address shown above.

 IBM Business Partner Agreement
 Attachment for the Acquisition of IBM Personal
 Computer Products and Services from IBM PartnerChoice
 ----------------------------------------------------------------------------

   The terms of this Attachment are in addition to or modify and prevail over the terms of the IBM Business Partner Agreement for Resellers, the IBM Business Partner Agreement for Solution Providers, and the Remarketer Terms Attachment.

   Under the terms of this Attachment, you may acquire IBM Personal Computer Products and Services we specify, from IBM PartnerChoice. If applicable, you remain eligible to acquire these Products and Services from any IBM Personal Computer Distributor.

 Prices

   We may approve additional discounted pricing for a specific End User opportunity you identify at the time of order. Sale of discounted Products and Services to an End User other than the specified End User, if applicable, or to an End User for other than its own internal use, or other sales in violation of the IBM Business Partner Agreement are ineligible for discounts. Such sales may result in the termination of this Attachment and your Business Partner Agreement and recovery by IBM of the discount amount, in addition to any other remedies available to IBM under the Business Partner Agreement.

   Our price to you is the price in effect on the date we receive your order. However, a price credit adjustment will be made for Products and Services where the ibm.com price has been reduced prior to or on the date of shipment or the Service start date, as applicable.

   Products and Services are not eligible for price adjustment if we decrease the price after shipment.

 Ordering and Delivery

   We will ship Products and Services, to your address, your End Users address, or if you are an IBM Distributor, your resellers address, as you specify in your order.

   Upon becoming aware of any discrepancy between our shipping manifest and the Products and Services received from us, you agree to notify us immediately. We will work with you to reconcile any differences.

   Although we do not warrant delivery dates we will use reasonable efforts to meet your requested delivery dates.

   We select the method of transportation and pay associated charges for Products and Services we ship. Other transportation options may be available. If you select any such option, we will specify if you are responsible for any applicable charges.

   We will use reasonable efforts to meet your request for modification or cancellation of an order if we receive your request a minimum of 10 business days before the order is scheduled to be shipped. We may apply a cancellation charge for any such orders we cancel. We will inform you if a cancellation charge applies and where such charge is specified.

   We transfer a Machine's title to you upon shipment. Any prior transfer of title to a Machine reverts back to IBM when it is accepted by us as a returned Machine.

   We do not transfer title to Programs.

   For each Machine, IBM bears the risk of loss or damage up to the time it is delivered to the IBM-designated carrier for shipment to you or, if you request and IBM agrees, your Customer. Thereafter, you assume the risk. The Machine will be covered by insurance, arranged and paid for by IBM for you, covering the period until it is delivered to you or your Customer. For any loss or damage, you must 1) report the loss or damage in writing to IBM within 30 calendar days of delivery and 2) follow the applicable claim procedure.


 Reseller Tax Exemption

   You agree to provide us with your valid reseller exemption document for each applicable taxing jurisdiction to which we ship Products and Services. If we do not receive such documentation, we will charge you applicable taxes and duties. You agree to notify us promptly if this documentation is rescinded or modified. You are liable for any claims or assessments that result from any taxing jurisdiction refusing to recognize your exemption.


 Installation and Warranty

   We provide instructions to enable the setup of Customer-Set-Up-Machines. We are not responsible for the installation of Programs on non-IBM Machines. We do, however, pre load Programs onto certain Machines. We provide a copy of our applicable warranty statement to you. You agree to provide it to the customer for review before the sale is finalized, unless we specify otherwise.

   We calculate the expiration date of an IBM Machine's warranty period from the Machine's Date of Installation. Warranty terms for Programs are described in the programs' license terms. We provide non-IBM Products WITHOUT WARRANTIES OF ANY KIND, unless we specify otherwise. However, non-IBM manufacturers, suppliers or publishers may provide their own warranties to you.

   For non-IBM Products we approve you to market, you agree to inform your customer in writing 1) that the Products are non-IBM, 2) the manufacturer or supplier who is responsible for warranty (if any), and 3) of the procedure to obtain any warranty service.

 The Date of Installation for a Customer-Set-Up Machine

   The Date of Installation for a Customer-Set-Up-Machine is the date the Machine is installed which you or your Remarketer, if applicable, record on the End Users sales receipt. You must notify us of this date upon our request.

 General

   We may audit your records regarding your marketing of the IBM Personal Computer Products and Services you acquire from IBM PartnerChoice. You agree to provide us with copies of invoices, delivery documents and other related documents on our request.

   Products and Services you order under the terms of this Attachment:

     1. may not be returned to us, other than those determined to be defective on arrival (DOA); and
     2. are eligible for applicable marketing and promotional offerings.

   If we terminate this Attachment, we may do so without prior notice.

    We may modify the terms of this Attachment on one months written notice. Such changes are not retroactive.


 ____________________________________________________________________________

 By signing below, you agree that you have read and agree to the terms and conditions that govern acquisition of IBM Personal Computer Products and Services from IBM PartnerChoice.


 Agreed to:                              Agreed to:
 IBM Business Partner Organization       International Business Machines

 By:__________________________           By:_________________________

 Name (type or print):                   Name (type or print):

 Date:                                   Date:

 Address:                                Address:

 IBM Location ID: ________________
 Phone Number:    _______________________
 e-Mail Address:  _____________________________

 IBM Business Partner Agreement
 Internet Service Provider Attachment
 ----------------------------------------------------------------------------

 The applicable terms of this Attachment apply to Business Partners approved for Products and Services we specify as available for marketing as part of a Managed Services Solution.

      The following are additional terms to the Business Partner Agreement.

      Managed Services Solution

      Managed Services Solutions include those solutions for which you a) manage a revenue generating network and b) provide solutions that operate exclusively on End User data.

      You may either retain title to the Machines which are used in conjunction with your Managed Services Solution or pass title to the End User.

      Such solutions must connect to and utilize the revenue generating network and include at least one of the following 1) Internet access,
      2) Web e-commerce, or application hosting or 3) Internet, intranet, or extranet services.

 Use of an Agent

      Under the terms of this Attachment, you may engage an agent only to assist you in your marketing activities for your approved Managed Services Solution. You retain all responsibilities and obligations of your IBM Business Partner Agreement.

      You agree to inform your agent that regardless of the relationship they may have with IBM, if any, when they are acting on your behalf, they may not use the IBM logo, IBM Business Partner Emblem, represent themselves as an IBM Business Partner or make any representations on behalf of IBM. You are responsible for all their activities when they are acting on your behalf under the terms of this Attachment.

 Programs

      When, as part of your Managed Services Solution, you acquire an IBM Program for installation on a machine and you control the Program and you and the End User have access to such Program, regardless of the machine's physical location, you are the Program's licensee.

      When, as part of your Managed Services Solution, you acquire an IBM Program for installation on a machine and the End User has access to and control of the Program, regardless of the machine's physical location, the End User is the Program's licensee. You market such Programs under the applicable remarketer terms of the Agreement.

 Ordering and Delivery

      You must advise us at the time of order if you will retain title for the Products you are ordering.

 IBM
 APPROVED VALUE ADDED ENHANCEMENTS
 ----------------------------------------------------------------------------

  The following listing confirms the IBM approved Value Added Enhancements
  (VAE) or Approved Solutions (AS) your firm is approved to market under the terms and conditions of your authorized IBM Business Partner Agreement and Profile.


  Jack Henry & Associates, Inc.
                                       Product
                                       VAE or AS
                                       Exhibit      Approval Date


                                        RS6O          10-30-02
  Episys
  INDUSTRY:     Finance

  ELIGIBLE PRODUCTS:
     pSeries and RS/6000 - all models

  MINIMUM VAE SOLUTION REQUIREMENTS:
  o If marketing rights - sale, installation and implementation of an eligible IBM product; or
     If jointly marketing - installation and implementation of an eligible IBM product when sold by Jack Henry & Associates, Inc.; with the following application and listed modules:

  Episys
  Modules: Share Accounting, Share Draft Account, General
  Ledger, Loan Accounting, Certificates of Deposit

  o  Billed Value Measurement required: No

  o  Face-to-Face Meeting required: Yes

  MINIMUM FIRM ELIGIBILITY REQUIREMENTS:
  o Marketing rights from or selected by Jack Henry & Associates. Inc. to jointly market


                                        A400          10-30-02
                                        RS60
  Internet Managed Services
  INDUSTRY:     Outsourcing

  ELIGIBLE PRODUCTS:
  o  iSeries and AS/400 - Entry and Growth models
  o  Netfinity - All models
  o  pSeries and RS/6000 - All models
  o  Storage - All models
  o  POS - 4614, 4694, 4800, 4840
  o  zSeries and S/390 --All models

  MINIMUM VAE SOLUTION REQUIREMENTS

  o  To meet the requirements of this VAE, the Business Partner
  -  Manage a revenue generating network
  -  Provide solutions that connect to and utilize the network
  - Manage and deliver solutions/services that fall into one or more of the following areas:

  1. Internet Access
     Basic Access: dial-up, dedicated line, or wholesale bandwidth:
  -- Search and navigation
  -- Advanced media
  -- IP backbone
  -- Connectivity services

  2. Web e-commerce, or application hosting services
     Shared, dedicated, or co-located hosting, such as:
  -- Content hosting
  -- Collaboration hosting
  -- Commerce hosting, e-payments, electronic storefront
  -- Multimedia hosting
  -- Transaction hosting
  -- Application hosting

  3. Internet, intranet, or extranet services:
     Internet Protocol (IP)-based higher value added services, such as:
  -- Virtual Private Networks
  -- Voice over Internet Protocol (VoIP)
  -- Message services: e-mail, fax, telex, unified messaging
  -- Content aggregation; portals, vertical portals
  -- Trading networks
  -- Exchanges, auctions, marketplaces
  -- Security services
  -- Application services
  -- Internet network management
  -- Subscriber services and billing

  o Configuration, integration, implementation, and customization of the VAE's solutions/offerings with the eligible products.

  o Billed Value Measurement required: No (BVM is not applicable to zSeries, S/390, storage or Netfinity products)

  o  Face-to-Face Meeting required: No

  o  zSeries Face-to-Face Meeting required: No

  o  zSeries Operating System Currency required: No

  MINIMUM FIRM ELIGIBILITY REQUIREMENTS
  o Approval by the Director, Global Services Provider Sales, IBM Global Channel Sales

  o  zSeries Brand approval for zSeries or S/390 products


  Competitive System Conversion
  INDUSTRY: Cross

  ELIGIBLE PRODUCTS:
  o  iSeries -- Entry and Growth models
  o  pSeries and RS/6000 --All models
  o  MES Processor/Model Upgrades -- No

  MINIMUM VAE SOLUTION REQUIREMENTS:
  o Sale, installation, and implementation of an eligible product and associated operating system at a customer establishment where you convert and/or port one or more programs or applications and data from a competitive vendor's system to a current-technology IBM system

  o Perform pre-procurement marketing activities, such as analyzing customer requirements, mapping to IBM solutions, and recommending appropriate alternatives

  o Proposal to the customer must include the new system configuration in detail: a complete listing of the hardware, software, and services to be provided

  o  Billed Value Measurement required: No

  o  Face-to-Face Meeting required: Yes

  MINIMUM FIRM ELIGIBILITY REQUIREMENTS:
  o Certification Requirements: One IBM eServer sales and technical certification at the firm level for each server product applicable to the end-user solution

  o  Sales Location Required: No

  o Business Partners approved for this VAE may compete equally with all other VAEs


                                        A400          11-16-02
  CIF 20/20

  INDUSTRY: Finance

  ELIGIBLE PRODUCTS:
  o  iSeries and AS/400 - Entry and Growth models

  MINIMUM VAE SOLUTION REQUIREMENTS:
  o If marketing rights - sale, installation and implementation of an eligible IBM product; or If jointly marketing - installation and implementation of an eligible IBM product when sold by Jack Henry
     & Associates, Inc.; with the following application and listed modules:

  CIF 20/20

  Modules: Customer Information File and at least four of the following: Customer Profitability, Demand Deposit Accounting, Savings Accounting, Club Accounting, Account Analysis, Overdraft Protection, Cash Sweep, Account Reconciliation,
  Time Deposit Accounting, Repurchase Agreements, Individual Retirement Accounting, Automatic Funds Transfer, ACH Origination, General Ledger, Accounts Payable, Equity Loans, Loan Pricing, Safe Deposit Box Accounting, Audit Confirmations, Stockholder Accounting, Executive Reminder System, Loan Collections, Cash Reserve, Loan System, Gap Analysis, Report Distribution System, Job Accounting, Collateral Tracking, Enhanced Statement, Enhanced Account Analysis, Cash
  Management, JHA StreamLine Platform System

  o  Billed Value Measurement required: No

  o  Face-to-Face Meeting required: Yes

  MINIMUM FIRM ELIGIBILITY REQUIREMENTS:
  o Marketing rights from or selected by Jack Henry &
    Associates, Inc. to jointly market


                                        A400          11-16-02
  SilverLake System
  INDUSTRY: Finance

  ELIGIBLE PRODUCTS:
  o iSeries and AS/400 - Entry and Growth models

  MINIMUM VAE SOLUTION REQUIREMENTS:
  o If marketing rights - sale, installation and implementation of an eligible IBM product; or If jointly marketing - installation and implementation of an eligible IBM product when sold by Jack Henry & Associates, Inc.; with the following application and listed modules:

  SilverLake System
  Modules: Customer Information File and at least four of the following: Customer Profitability, Demand Deposit Accounting, Savings Accounting, Club Accounting, Account Analysis,
  Overdraft Protection, Cash Sweep. Account Reconciliation,
  Time Deposit Accounting, Repurchase Agreements, Individual Retirement Accounting, Automatic Funds Transfer, ACH Origination, General Ledger, Accounts Payable, Equity Loans, Loan Pricing, Safe Deposit Box Accounting, Executive Reminder System, Loan Collections, Cash Reserve, Loan System, Gap Analysis, Report Distribution System, Job Accounting, Collateral Tracking, Enhanced Statement, Enhanced Account Analysis.
  Cash Management, JHA StreamLine Platform System

  o   Billed Value Measurement required: No

  o  Face-to-Face Meeting required: Yes

  MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

  o Marketing rights from or selected by Jack Henry & Associates, Inc. to jointly market


                                  A400                11-16-02
  PassPort.pro
  INDUSTRY:     Finance

  ELIGIBLE PRODUCTS:
  o iSeries and AS/400 - Entry and Growth models

  MINIMUM VAE SOLUTION REQUIREMENTS:
  o If marketing rights - sale, installation and implementation of an eligible IBM product; or If jointly marketing - installation and implementation of an eligible IBM Product when sold by Jack Henry
     & Associates, Inc.; with the following application and listed modules:

  PassPort.pro
  Modules: Communications link between the core processing systems and the ATMs and at least four of the following: On-line Memo Posting, Stand-in Processing, Automatic Negative File Update, Switched Network Support, Switch Certification,
  Hardware Encryption/Decryption, Multiple PC Support, Pager Support, Full Message Logging, Automatic Settlement, Full Transaction Logging, ARM Status Inquiry, Up to 99 Service
  Charge Combinations, Card Maintenance, ATM and Customer
  History Inquiries, Settlement/Maintenance/Exception Reports, Cash and POS Withdrawal Limits

  o Billed Value Measurement required: No

  o Face-to-Face Meeting required: Yes

  MINIMUM FIRM ELIGIBILITY REQUIREMENTS:
  o Marketing rights from or selected by Jack Henry & Associates, Inc. to jointly market


                                        A400          11-16-02
  Liberty
  INDUSTRY:        Finance

  ELIGIBLE PRODUCTS:
  o iSeries and AS/400 - Entry and Growth models

  MINIMUM VAE SOLUTION REQUIREMENTS:
  o If marketing rights - sale, installation and implementation of an eligible IBM product; or If jointly marketing - installation and implementation of an eligible IBM product when sold by Jack Henry & Associates, Inc.; with the following application and listed modules:

  Liberty

  Modules: Customer Information File and at least four of the following: Customer Profitability, Demand Deposit Accounting, Savings Accounting, Certificate of Deposit Accounting, Individual Retirement Accounting, Commercial Loan
  Accounting, Installment Loan Accounting, Mortgage Loan Accounting, Account Reconciliation, Automatic Clearing
  House, On-line Proof of Deposit. Financial Information System, Asset and Liability Management, Executive Information System

  o Billed Value Measurement required: No

  o Face-to-Face Meeting required: Yes

  MINIMUM FIRM ELIGIBILITY REQUIREMENTS:
  o Marketing rights from or selected by Jack Henry & Associates, Inc. to jointly market


                                        A400          11-15-02
  SuperCheck Proof of Deposit
  INDUSTRY:     Finance

  ELIGIBLE PRODUCTS:
  o iSeries and AS/400 - Entry and Growth models

  MINIMUM VAE SOLUTION REQUIREMENTS:
  o If marketing rights - sale, installation and implementation of an eligible IBM product; or If jointly marketing - installation and implementation of an eligible IBM product when sold by Jack Henry & Associates, Inc.; with the following application and listed modules:

  SuperChek Proof of Deposit
  Modules: On-line Reject Re-entry, On-line Balancing, Cash Letters, High Dollar Cutoff, Transit/Routing Number Repair, Process Control, Programmable Ink Jet Messages, Audit Trail, U.S. and Canadian Item Capabilities, Interface, Remote Job Entry and Printback, User Defined Tables

  o Billed Value Measurement required: No

  o Face-to-Face Meeting required: Yes

  MINIMUM FIRM ELIGIBILITY REQUIREMENTS:
  o Marketing rights from or selected by Jack Henry & Associates, Inc. to jointly market


                                        A400          11-16-02
  SuperSORT
  INDUSTRY:     Finance

  ELIGIBLE PRODUCTS:
  o Series and AS/400 - Entry and Growth models

  MINIMUM VAE SOLUTION REQUIREMENTS:
  o If marketing rights - sale, installation and implementation of an eligible IBM product; or If jointly marketing - installation and implementation of an eligible IBM product when sold by Jack Henry & Associates, Inc.; with the following application and listed modules:

  SuperSORT
  Modules: Cycle Sort, Bulk Filing of Checks, Fine Sorts,
  Exception Sorts, Statement Sorts, User Defined Special
  Sorts, Menu Driven Operations, Check Sorting

  o Billed Value Measurement required: No

  o Face-to-Face Meeting required: Yes

  MINIMUM FIRM ELIGIBILITY REQUIREMENTS:
  o Marketing rights from or selected by Jack Henry & Associates, Inc. to jointly market


                                        A400          11-16-02
  SuperIMAGE
  INDUSTRY:     Finance

  ELIGIBLE PRODUCTS:
  o iSeries and AS/400 - Entry and Growth models

  MINIMUM VAE SOLUTION REQUIREMENTS:
  o If marketing rights - sale, installation and implementation of an eligible IBM product; or If jointly marketing - installation and implementation of an eligible IBM product when sold by Jack Henry & Associates, Inc.; with the following application and listed modules:

  SuperIMAGE
  Modules: Check Sorting, Proof of Deposit, Image Archive,
  Image Statements, Remote Image Capture, Statement
  Preparation/Rendition

  o Billed Value Measurement required: No

  o Face-to-Face Meeting required: Yes

  MINIMUM FIRM ELIGIBILITY REQUIREMENTS:
  o Marketing rights from or selected by Jack Henry & Associates, Inc. to jointly market


                                        A400          11-16-02
  TimeTrack
  INDUSTRY:     Finance

  ELIGIBLE PRODUCTS:
  o iSeries and AS/400 - Entry and Growth models


  MINIMUM VAE SOLUTION REQUIREMENTS:
  o If marketing rights - sale, installation and implementation of an eligible IBM product; or If jointly marketing - installation and implementation of an eligible IBM product when sold by Jack Henry & Associates, Inc.; with the following application and listed modules:

  TimeTrack
  Modules: Electronic Time and Attendance, Multi-Company
  Processing, Electronic Deposit, Voluntary Deductions, 401K
  Processing, On-line Inquiry, Quarter-end/Year-end Processing,
  EEO Reporting, Applicant Tracking, COBRA Tracking, Job
  Posting Tracking

  o Billed Value Measurement required: No

  o Face-to-Face Meeting required: Yes

  MINIMUM FIRM ELIGIBILITY REQUIREMENTS:
  o Marketing rights from or selected by Jack Henry & Associates, Inc. to jointly market


                                        A400          11-16-02
  lmageMAX
  INDUSTRY:        Finance

  ELIGIBLE PRODUCTS:
  o iSeries and AS/400 - Entry and Growth models

  MINIMUM VAE SOLUTION REQUIREMENTS:
  o If marketing rights - sale, installation and implementation of an eligible IBM product; or If jointly marketing - installation and implementation of an eligible IBM product when sold by Jack Henry & Associates, Inc.; with the following application and listed modules:

  ImageMAX
  Modules: Check Sorting, Exception Item Processing, Proof of
  Deposit, Image Archive, Image Statements, Check Transaction
  Processing

  o Billed Value Measurement required: No

  o Face-to-Face Meeting required: Yes

  MINIMUM FIRM ELIGIBILITY REQUIREMENTS:
  o Marketing rights from or selected by Jack Henry & Associates, Inc. to jointly market

                                        A400          11-16-02
  Vertex Teller
  INDUSTRY:        Finance

  ELIGIBLE PRODUCTS:
  o iSeries and AS/400 - Entry and Growth models

  MINIMUM VAE SOLUTION REQUIREMENTS:
  o If marketing rights - sale, installation and implementation of an eligible IBM product; or If jointly marketing - installation and implementation of an eligible IBM product when sold by Jack Henry & Associates, Inc.; with the following application and listed modules:

  Vertex Teller
  Modules: Customized Transaction Setup, Balancing Functions,
  Research Functions, Electronic Journal, Statistical Reports,
  Branch Comparisons, Performance Recap, Alert and CIF
  Message, Memo Posting and Host Application Inquiry

  o Billed Value Measurement required: No

  o Face-to-Face Meeting required: Yes

  MINIMUM FIRM ELIGIBILITY REQUIREMENTS:
  o Marketing rights from or selected by Jack Henry & Associates, Inc. to jointly market

                                        A400          11-16-02
  Peerless2l
  INDUSTRY:        Finance

  ELIGIBLE PRODUCTS:
  o iSeries and AS/400 - Entry and Growth models

  MINIMUM VAE SOLUTION REQUIREMENTS:
  o If marketing rights - sale, installation and implementation of an eligible IBM product; or If jointly marketing - installation and implementation of an eligible IBM product when sold by Jack Henry & Associates, Inc.; with the following application and listed modules:

  Peerless2l
  Modules: Customer Information File, Demand Accounting,
  Bulk Filing, Savings Accounting, Certificate of Deposit Deposit, Safe Deposit Box Rental, Stockholder Accounting, Installment Loans, Mortgage Loans, Commercial Loans,
  Loan Pricing, Asset/Liability Management, Account Analysis, Automatic Funds Transfer, Automatic Clearing House, Audit Confirmation

  o Billed Value Measurement required: No

  o Face-to-Face Meeting required: Yes

  MINIMUM FIRM ELIGIBILITY REQUIREMENTS:
  o Marketing rights from or selected by Jack Henry & Associates, Inc. to jointly market


                                        A400          11-16-02
  Conductor
  INDUSTRY:     Finance

  ELIGIBLE PRODUCTS:
  o Series and AS/400 - Entry and Growth models

  MINIMUM VAE SOLUTION REQUIREMENTS:
  o If marketing rights - sale, installation and implementation of an eligible IBM product; or If jointly marketing - installation and implementation of an eligible IBM product when sold by Jack Henry & Associates, Inc.; with the following application and listed modules:

  Conductor
  Modules: Share Accounting, Loan Accounting, Share Drafts,
  Certificates of Deposit, Payroll, Automatic Funds Transfer,
  Subsidiary Shares, General Ledger


  o Billed Value Measurement required: No

  o Face-to-Face Meeting required: Yes

  MINIMUM FIRM ELIGIBILITY REQUIREMENTS:
  o Marketing rights from or selected by Jack Henry & Associates, Inc. to jointly market


                                        RS60          11-15-02
  Core Director
  INDUSTRY:        Finance

  ELIGIBLE PRODUCTS:
  o pSeries and RS/6000 - all models

  MINIMUM VAE SOLUTION REQUIREMENTS:
  o If marketing rights - sale, installation and implementation of an eligible IBM product; or If jointly marketing - installation and implementation of an eligible IBM product when sold by Jack Henry & Associates, Inc.; with the following application and listed modules:

  Core Director
  Modules: Central/Personal File and at least four of the following: Demand Deposit Accounting, Account Analysis,
  Certificates of Deposit, Loan Accounting, Individual Retirement
  Accounting, Savings Accounting, Inter Branch Accounting,
  General Ledger, Report Generator

  o Billed Value Measurement required: No

  o Face-to-Face Meeting required: Yes

  MINIMUM FIRM ELIGIBILITY REQUIREMENTS:
  o Marketing rights from or selected by Jack Henry & Associates, Inc. to jointly market


  ---------------------------------------------------------------------------
  The following listing confirms the IBM approved VAEs that require an authorized sales location. You are approved to market under the terms and conditions of your authorized IBM Business Partner Agreement and Profile at these authorized sales locations. VAEs that do not require an authorized sales location may be marketed by any sales location for your firm under the terms and conditions of your IBM Business Partner Agreement, Profile and applicable Attachments and Exhibits.
  Location ID


                          City                     VAE
  Location ID   Product   State or                 Approval
  LOC/ID        Exhibit   Province                 Date           VAE Title
  ------        -------   --------                 ----           ---------